Aetna Mutual Funds
      Aetna Capital Appreciation Funds

                                    [LOGO]



Annual Report
  October 31, 2001
                                                                           Aetna
                                                                           Funds

                               PRESIDENT'S LETTER


Dear Shareholder:                                               October 31, 2001

Thank you for investing in Aetna Series Fund, Inc. We are pleased that you have continued to place your confidence in us to help you achieve your financial goals.

The atrocities of September 11th caused all Americans, and much of the rest of the world, to put aside ordinary concerns and turn their attention to issues of deeper meaning. Family, friends, fellow citizens - they have been foremost in the thoughts of so many of us, with a special place held for the victims of those heinous acts, and for the heroes who responded so selflessly to them.

On behalf of the Aetna Series Fund family, I can tell you that we too have been made more sharply aware of the blessings that sometimes get overlooked in the busy-ness of daily life. Our funds and their adviser, Aeltus Investment Management Inc., were among the fortunate not to lose members on September 11th; our people, our capabilities, and our financial strengths are undiminished. I can assure you that we are meeting President Bush's challenge to get on with our lives and our business without fear for the present, or for the future of this great nation.

Much had already happened this year in the weeks prior to September 11th. Suffice it to say that the economy was teetering towards a recession and financial markets' performance reflected that condition. But since September 11th, the markets have begun to rally, along with the nation. This is partly due to decisive action by the Federal Reserve in bringing interest rates down to their lowest levels in almost forty years, and partly to a bipartisan determination to do whatever is necessary to prosecute the war on terrorism and stimulate the economy. Credit must also be given to the fighting spirit of our nation, the market and investors collectively, that have raised their eyes from short-term troubles to focus on the undiminished promise of the future. Their confidence in that future has begun to be reflected in a rebound in the market, which is early evidence of a stabilization of economic activity.

We share that confidence in the future. And again, we are especially thankful that you have chosen us to help you to participate in and benefit from the promise of the years ahead. We are dedicated to the challenge of managing your assets, in a prudent and disciplined manner, through the current turbulence and into that bright future.

Sincerely,

/s/ J. Scott Fox
J. Scott Fox
President
Aetna Series Fund, Inc.



A prospectus containing more complete information including charges and expenses is available from your financial advisor, at www.aetnafunds.com, or by calling 800-238-6263, option 2. Read the prospectus carefully before investing.

TABLE OF CONTENTS

President's Letter.....................................................   i
CAPITAL APPRECIATION FUNDS:
Investment Review......................................................   1
Portfolios of Investments:
 Aetna Growth Fund.....................................................  19
 Aetna International Fund..............................................  21
 Aetna Small Company Fund..............................................  23
 Aetna Value Opportunity Fund..........................................  26
 Aetna Technology Fund.................................................  28
Statements of Assets and Liabilities...................................  30
Statements of Operations...............................................  34
Statements of Changes in Net Assets....................................  36
Notes to Financial Statements..........................................  46
Financial Highlights...................................................  52
Independent Auditors' Report...........................................  74
Additional Information.................................................  75

                                                               AETNA GROWTH FUND
                                                               Growth of $10,000
                                    [CHART]
-------------------------------
           Aetna      Russel
          Growth       1000
        Fund (Class I) Growth
-------------------------------
01/01/94  10,000      10,000
          10,250       9,559
           9,900       9,461
          10,552      10,189
12/31/94  10,559      10,266
          11,343      11,243
          12,682      12,348
          13,883      13,469
12/31/95  14,181      14,082
          15,048      14,838
          15,638      15,782
          16,322      16,350
10/31/96  16,622      16,448
          18,613      18,554
          17,845      18,589
          22,177      22,561
10/31/97  21,434      21,462
          21,612      23,302
          25,876      26,415
          26,171      27,057
10/31/98  24,601      26,754
          31,137      33,228
          31,455      33,424
          33,028      33,565
10/31/99  33,731      35,917
          37,843      39,832
          41,113      42,641
          41,388      41,745
10/31/00  39,352      39,270
          34,716      34,663
          29,155      28,892
          27,764      27,112
10/31/01  23,397      23,585



       Average Annual Total Returns
  for the period ended October 31, 2001*
---------------------------------------------
                  1 Year   5 Years  Inception
---------------------------------------------
Class I          -40.54%   7.07%     11.47%
---------------------------------------------
Class A:
      POP (1)    -44.12%   5.42%     10.08%
      NAV (2)    -40.71%   6.67%     10.92%
---------------------------------------------
Class B:
      w/CDSC (3) -43.71%   5.70%     10.37%
      NAV        -41.11%   6.02%     10.37%
---------------------------------------------
Class C:
      w/CDSC (4) -41.66%   6.01%     10.36%
      NAV        -41.14%   6.01%     10.36%
---------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. The performance table and graph above does not reflect the deduction of taxes that a shareholder would have paid on fund distributions or redemptions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/04/94), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                AETNA GROWTH FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Growth Fund Class I shares generated a -40.54% total return, net of fund expenses, for the year ended October 31, 2001. The benchmark, Russell 1000 Growth Index(a), returned -39.95% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Throughout the year, investors were faced with significant deteriorating fundamentals. This significant earnings deceleration within the economy negatively impacted United States equities throughout the year. Volatility was abundant as investors attempted to anticipate the impact of the downturn as well as anticipate a recovery. The impact from the terrorist attack on September 11, 2001 hurt consumer confidence. Massive layoffs in the United States caused uncertainty in the overall economy, which hurt consumer spending.


                                                      See Definition of Terms. 1

As a consequence of the above factors, investors "hid" in safer havens such as Finance, Healthcare, Integrated Oils, and Consumer Staples. In October 2001, investors started to discount the rebound in the economy early due to the large fiscal and monetary stimulus forthcoming in 2002. In line with the suggestion of our quantitative discipline, the Fund was positioned in more defensive stocks and benefited from strong sector selection within the past year.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Healthcare was the strongest performing sector during the period. Performance benefited from positive allocation and security selection. Tenet Hospitals added the most relative performance in the year benefiting from very strong pricing trends from both managed care as well as Medicare price givebacks. Laboratory Corp of America, the leading provider of laboratory tests, showed very strong pricing growth as Quest Diagnostics acquired the price aggressor within the market. High volume and price growth allowed for large margin expansion, since most costs are fixed. Saint Jude Medical launched their dual chamber defibrillator called the Photon. The launch was better than expected and caused earnings estimates as well as growth rates to rise. Pacemaker sales have also picked up allowing them to take market share.

Financial Services was also a positive contributor during the twelve-month period. Security selection in Ambac benefited from increasing interest rate spreads as well as strong volumes from the bond market. USA Education, a student loan originator, delivered upside earnings surprises for the last five quarters and earnings estimates have continued to rise due to market share gains, strong loan volumes, and a better interest rate spread environment. Concord EFS, a credit/debit card processor benefited through the recent migration of traffic away from traditional networks onto their proprietary network allowing Concord to capture a greater piece of transaction revenue.

Performance during the period was negatively impacted by poor security selection in the Technology sector. PerkinElmer was hurt by the decelerating demand for life science equipment as well as disappointing results within the optical technology front. Texas Instruments' excess inventory as well as weak end market demand led to significant earnings estimate cuts throughout the year. Sabre Group, an airline reservation system company, was hurt by the disaster of September 11th as earnings estimates were cut significantly from fear of flying as well as travel restrictions which weighed on the overall industry. PeopleSoft and Citrix, both large cap software companies, were also hit hard by the aftermath of September 11th as earnings were severely impacted by inability of salespersons to travel to their customers due to the lack of air travel.

WHAT IS YOUR OUTLOOK GOING FORWARD?

While in the near-term we expect the equity markets to remain volatile, we believe the economy and the equity markets will begin to recover in 2002. We believe lower interest rates, combined with a sharp increase in fiscal stimulus, will ultimately lay the foundation for a recovery in 2002.

                                                          % OF EQUITY   % OF RUSSELL    OVER/(UNDER)
EQUITY PORTFOLIO SECTOR BREAKDOWN                         INVESTMENTS    1000 GROWTH      WEIGHTING
Automobiles & Transportation                                  0.8%           0.6%           0.2 %
Consumer Discretionary                                       12.5%          13.9%          (1.4)%
Consumer Staples                                              4.2%           7.7%          (3.5)%
Financial Services                                           11.5%           9.9%           1.6 %
Healthcare                                                   29.7%          26.7%           3.0 %
Integrated Oils                                                --            0.1%          (0.1)%
Materials and Processing                                       --            0.5%          (0.5)%
Other                                                        11.9%           7.8%           4.1 %
Other Energy                                                  1.0%           2.4%          (1.4)%
Producer Durables                                             1.1%           2.1%          (1.0)%
Technology                                                   25.0%          26.0%          (1.0)%
Utilities                                                     2.3%           2.3%            --

2 See Definition of Terms.

                                    % OF NET
TOP FIVE EQUITY HOLDINGS              ASSETS

General Electric Co.                   8.0%
Pfizer Inc.                            6.6%
Microsoft Corp.                        6.2%
AOL Time Warner Inc.                   3.7%
American International Group, Inc.     3.4%

The opinions expressed reflect those of the portfolio manager only through October 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.
                                                      See Definition of Terms. 3

                                                        AETNA INTERNATIONAL FUND
                                                               Growth of $10,000

                                    [CHART]



                     Aetna International              MSCI EAFE
                        Fund (Class I)                  Index
                        --------------                  -----
01/01/92                   10,000                      10,000
                            9,311                       8,821
                            9,521                       9,016
                            9,171                       9,161
12/31/92                    8,921                       8,816
                            9,401                       9,881
                           10,011                      10,883
                           10,821                      11,612
12/31/93                   11,620                      11,720
                           11,460                      12,137
                           11,571                      12,766
                           11,829                      12,786
12/31/94                   11,627                      12,665
                           11,347                      12,910
                           11,484                      13,015
                           12,384                      13,356
12/31/95                   12,437                      14,128
                           13,104                      14,547
                           13,806                      14,788
                           13,856                      14,781
10/31/96                   13,927                      14,633
                           15,790                      14,504
                           16,098                      14,884
                           18,503                      17,008
10/31/97                   17,552                      15,353
                           18,270                      16,042
                           21,350                      17,748
                           22,215                      17,989
10/31/98                   19,347                      16,883
                           21,493                      18,406
                           22,807                      19,488
                           24,084                      19,790
10/31/99                   24,785                      20,827
                           30,823                      22,006
                           32,536                      22,252
                           30,604                      21,625
10/31/00                   27,054                      20,273
                           26,093                      20,206
                           22,563                      18,679
                           20,058                      16,990
10/31/01                   17,459                      15,271


                  -------------------------------------------
                        Average Annual Total Returns
                   for the period ended October 31, 2001*
                  -------------------------------------------
                                1 Year   5 Years   Inception
                  -------------------------------------------
                  Class I       -35.47%   4.62%      5.83%
                  -------------------------------------------
                  Class A:
                    POP (1)     -39.31%   2.98%      4.59%
                    NAV (2)     -35.60%   4.21%      5.22%
                  -------------------------------------------
                  Class B:
                    w/CDSC (3)  -38.79%   3.32%      4.81%
                    NAV         -36.10%   3.64%      4.81%
                  -------------------------------------------
                  Class C:
                    w/CDSC (4)  -36.62%   3.62%      4.80%
                    NAV         -36.08%   3.62%      4.80%
                  -------------------------------------------
                  Class O: (5)
                    NAV         -35.87%   4.41%      5.61%
                  -------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. The performance table and graph above does not reflect the deduction of taxes that a shareholder would have paid on fund distributions or redemptions. For periods prior to the inception of Class A, Class B, Class C and Class O, the performance of each class is calculated by using the performance of Class I since its inception date (01/03/92), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B, Class C and Class O shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           AETNA INTERNATIONAL FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna International Fund Class I shares generated a -35.47% total return, net of fund expenses, for the year ended October 31, 2001. The benchmark, Morgan Stanley Capital International-Europe, Australia and Far East (MSCI EAFE) Index(c), returned -24.68% for the same period.

4 See Definition of Terms.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

The period under review was characterized by a high degree of market volatility, with attention shifting from the prospect for global recovery, to earnings warnings, rapid sector rotation, and finally outright risk aversion after the tragic events of September 11th. For most of the period, value stocks outperformed growth, with growth stocks making a rapid recovery in late September and October.

When the period began in November 2000, the equity market's weak performance was a reflection of previously tight monetary policy, high oil prices, a severe winter slowing consumption and the uncertainty of the undecided U.S. presidential election. In early January, the U.S. Federal Reserve (the "Fed") began easing monetary policy, in what was to become one of its most aggressive policy shifts in recent history, reducing short-term interest rates nine times for a total of 400 basis points. (One basis point is equal to one hundredth of a percent, or 0.01%). Markets rallied in January, but continued weak economic reports and earnings warnings caused the rally to fail. Markets rallied again in late March as other central banks joined the Fed in additional easing and early signs of economic recovery were reported. In testimony in July, the Fed's Chairman Alan Greenspan spoke of signs of an economic bottoming.

By late summer, equity markets re-focused on continued poor earnings' warnings and global indexes began to break below narrow, but volatile, trading ranges that existed for most of the summer months. On September 11th, the tragic attacks in the U.S. exacerbated global equity market declines as risk aversion outweighed all other concerns. At the end of the period, damage to consumer confidence was being addressed by substantial stimulus from U.S. monetary and fiscal policy. Consumers appeared to be responding with record home mortgage refinancing and zero cost auto financing. Total tax cuts and additional government spending in the U.S. is expected to rise above 2% of gross domestic product (GDP).

The twelve countries of the Eurozone began the period confident they would not join the U.S. slowdown. Tax cuts in 2000 and limited exposure to U.S. trade were to insulate Europe, with GDP growth originally expected to decline to only 2.5% in 2001 from 3.0% in 2000. Unfortunately higher food prices from hoof and mouth disease and higher gasoline prices offset the benefits of the 2000 tax cut. Additionally, Germany, which accounts for one-third of Eurozone GDP, was more negatively affected than anticipated by the U.S. slowdown. The European Central Bank (ECB) was slow to respond, as its principal function is to fight inflation, not insure growth and employment. Over the period, the ECB did reduce short-term interest rates by 100 basis points, but with one-half coming after September 11th.

As in the U.S., the UK economy was operating at two speeds, with the manufacturing sector experiencing a significant slowdown, while consumer consumption remained more buoyant. The Bank of England was more responsive than the ECB, cutting short-term interest rates six times for a total of 150 basis points over the period.

In Japan, efforts to re-stimulate the economy continue to be hampered by the banking system's non-performing loan problem. In February and March, the Bank of Japan reduced overnight interest rates to near zero, and vowed to keep them there until disinflation disappears. In April, a new reformist government was elected, but did little until it secured victory in the July Upper House election. While the government has been working toward re-structuring the banking system, it is aware that drastic policy prescriptions will exacerbate bankruptcies and unemployment. The latest supplemental fiscal budget is much smaller than those of previous administrations due to the government's pledge to limit the growth of public debt. The budget, however, has been directed primarily toward the unemployed instead of inefficient construction projects used by previous administrations. The Bank of Japan has significantly increased the level of liquidity it is supplying to the financial system, while it continues to barter with the government to encourage additional structural reform in the banking system.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

In general, the Fund's performance was hurt by an overweight position (relative to its benchmark, the MSCI EAFE Index) in Telecom stocks such as Nokia (Finland) and Vodaphone (UK). These market leaders, as expected, used their strong bal-

                                                      See Definition of Terms. 5
ance sheets to increase market share. Unfortunately, the prices of all stocks in this sector were marked down.

The Fund did outperform in the spring, by shifting investments geographically and re-allocating sector emphasis. An overweight position in Eurozone countries was reduced as it became apparent the ECB would not be supplying adequate liquidity in a timely manner. The Fund also moved to a slightly over-weight position in non-Eurozone Europe to avoid the reluctant stance of the ECB.

The Fund's underweight position in Japan was also reduced through investments in multinational firms such as Honda, Nissan, Ricoh and Cannon, which are not reliant solely on the domestic Japanese economy for sales. Niche firms such as Promise (non-bank finance) and Fast Retailing (specialty retail) also balanced the Fund's exposure to Japan.

Also in the spring, the Fund reduced its over-weight position in Technology and Telecom market leaders to near index weight. The Fund also increased exposure to Financials such as Northern Rock (UK) and Lloyds (UK) to take advantage of declining interest rates. An overweight position in Healthcare/Pharmaceuticals also did well with exposure to companies such as Aventis (France), Glaxosmithkline (UK) and Novo-Nordisk (Denmark). Later in the summer, investments in Aventis and Shire Pharmaceuticals Group Plc (UK) worked against the Fund due to legal challenges to profitable patents. The Fund also underperformed the benchmark in late summer when it prematurely re-invested in software companies such as IONA Technologies Plc (Ireland) and Check Point Software Technologies (Israel), which recover before hardware companies.

While the Fund limits exposure to emerging markets, the position in Cemex (Mexico), the world's second largest cement producer, was maintained. The Fund also invested in Canada, which is not included in the benchmark, as the U.S. economy is expected to recover first and the two U.S. NAFTA partners are expected to benefit strongly.

For the last two months of the period, the Fund has outperformed the benchmark as growth oriented stocks respond to the significant amount of liquidity the major central banks are making available. The Telecom market leader Nokia has eliminated excess inventory and is building order momentum. Tandberg ASA (Norway) the fastest growing video-conferencing company in the world has also performed well, and is building momentum with the introduction of new systems.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The early signs of recovery in the global economy have been postponed, not abandoned, by the events of September 11th. Record levels of monetary and fiscal stimulus are expected to insure recovery once the supply disruptions and damage to CEO and consumer confidence have been repaired. The scope of the U.S. and coalition response to the terrorist attacks in the U.S. is unknowable at this time, but assuming success in containing the terrorist threat, the global economy has sufficient liquidity to repair itself.

The Fund plans to continue to invest in growth stocks with positive business momentum, such as market leaders Nokia, Vodaphone, Tandberg and Flextronics (Singapore). The Fund also expects to maintain its Mexico - Canada investments on the belief the U.S. will emerge from the global slowdown first. As we approach the ECB's strict inflation target of 2% the Fund will look to return to market weight in the Eurozone. The Fund will continue to invest in well-run multinational firms in Japan, such as Honda and Ricoh, but will look for opportunities as the new government elevates the pace of financial and business restructuring.

International investments involve risks not present in U.S. securities, including currency fluctuation, less public information and political and economic uncertainty.

6 See Definition of Terms.

                                % OF EQUITY     % OF      OVER/(UNDER)
COUNTRY WEIGHTINGS              INVESTMENTS   MSCI EAFE     WEIGHTING

Japan                              16.8%        24.0%        (7.2)%
United Kingdom                     16.6%        21.4%        (4.8)%
France                             10.2%        11.5%        (1.3)%
Netherlands                         8.2%         5.6%         2.6 %
Spain                               6.3%         3.2%         3.1 %
Switzerland                         5.6%         6.6%        (1.0)%
Denmark                             4.3%         1.0%         3.3 %
Canada                              4.2%           --         4.2 %
Italy                               3.9%         4.7%        (0.8)%
Finland                             3.4%         2.3%         1.1 %
Other                              20.5%        19.7%         0.8 %


                                   % OF NET
TOP FIVE EQUITY HOLDINGS            ASSETS

Vodafone Group Plc                   3.6%
Canadian National Railway            2.4%
Honda Motor Co.                      2.4%
Man Group Plc                        2.4%
Gjensidige NOR Sparebank             2.2%


The opinions expressed reflect those of the portfolio manager only through October 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.

                                                      See Definition of Terms. 7

                                                        AETNA SMALL COMPANY FUND
                                                               Growth of $10,000

                                    [CHART]

---------------------------------
        Aetna Small
         Company       Russell
        Fund (Class I) 2000 Index
---------------------------------
01/01/94   10,000      10,000
           10,070       9,735
            9,650       9,356
           10,320      10,006
12/31/94   10,130       9,819
           11,162      10,271
           12,525      11,234
           14,138      12,343
12/31/95   15,010      12,611
           16,227      13,254
           16,459      13,917
           16,448      13,965
10/31/96   16,228      13,749
           17,415      14,986
           16,710      13,971
           20,924      16,944
10/31/97   22,362      17,784
           22,554      17,694
           25,924      19,893
           23,132      17,333
10/31/98   20,691      15,674
           23,141      17,749
           23,480      18,051
           24,882      18,618
10/31/99   24,941      18,005
           30,955      20,899
           34,508      21,375
           33,518      21,181
10/31/00   32,871      21,138
           33,216      21,669
           31,502      20,763
           33,194      20,817
10/31/01   30,107      18,452

       Average Annual Total Returns
  for the period ended October 31, 2001*
------------------------------------------------
                  1 Year   5 Year    Inception
------------------------------------------------
Class I           -8.41%   13.16%      15.13%
------------------------------------------------
Class A:
      POP (1)    -13.89%   11.41%      13.69%
      NAV (2)     -8.66%   12.74%      14.56%
------------------------------------------------
Class B:
      w/CDSC (3) -13.67%   11.76%      13.97%
      NAV         -9.37%   12.02%      13.97%
------------------------------------------------
Class C:
      w/CDSC (4) -10.25%   12.01%      13.97%
      NAV         -9.39%   12.01%      13.97%
------------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. The performance table and graph above does not reflect the deduction of taxes that a shareholder would have paid on fund distributions or redemptions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/04/94), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                            AETNA SMALL COMPANY FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Small Company Fund Class I shares generated a -8.41% total return, net of fund expenses, for the year ended October 31, 2001. The benchmark, Russell 2000 Index(d), returned -12.70% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

The past year saw a slowing economy and an aggressive campaign by the Federal Reserve (the "Fed") to cut rates and to jump-start the sluggish economy. Further impacting the already fragile economy were the tragic events of September 11th, which precipitated a sharp decline in the overall markets. While the overall markets have recovered significantly, they still


8 See Definition of Terms.

remain below September 11th levels.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

The primary contributors to relative performance were Technology, Healthcare and Consumer Discretionary. Within Technology, the Fund received its strongest performance from defense related stocks, such as Titan and DRS Technologies, who are expected to benefit from increased defense spending.

In Healthcare, the Fund benefited due to strong performance from biotechnology stocks including Serologicals, Cell Therapeutics and OSI Pharmaceuticals. Finally, a number of the Fund's holdings received attractive offers to merge with other companies. These include Duramed, Illuminet, Structural Dynamics, Triton Energy and Citadel Communications.

On the other hand, the Fund was negatively impacted by relative performance in the Financial sector. This was primarily due to an underweight position (relative to its benchmark, the Russell 2000 Index) in both Banks and Real Estate Investment Trusts, two areas that outperformed the market. In addition, individual stocks that detracted from performance include Oak Technology, Marine Drilling and Chinadotcom.

Earlier in the year we increased our weighting in Financial Services, Consumer Staples and Producer Durables. We reduced our exposure to Technology, Energy and Utilities in order to fund the majority of these allocation changes. Currently, we are overweight in Healthcare and Consumer Staples and underweight in Financial Services, Technology and Producer Durables.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Looking forward, we are cautiously optimistic regarding the prospects for equities and small cap stocks in particular. While the events of September 11th have negatively impacted the economy, we are convinced that the aggressive cutting of interest rates by the Fed combined with an economic stimulus package will help the economy through the recession. While we wait for evidence that the economy is strengthening, we have positioned the Fund more defensively by overweighting non-cyclical areas such as Consumer Staples and Healthcare. Relative to large cap stocks, we believe that small cap stocks offer competitive valuations and superior growth prospects. We continue to believe that our strategy of focusing on stocks exhibiting strong business momentum while selling at reasonable prices will outperform the market over long time periods.

The risks of investing in small company stocks may include low trading volumes, a greater degree of change in earnings and greater short-term volatility.

                                   % OF EQUITY       % OF       OVER/(UNDER)
EQUITY PORTFOLIO SECTOR BREAKDOWN  INVESTMENTS   RUSSELL 2000     WEIGHTING

Autos and Transportation               3.7%          3.4%           0.3 %
Consumer Discretionary                17.1%         17.2%          (0.1)%
Consumer Staples                       6.0%          3.3%           2.7 %
Financial Services                    17.1%         22.6%          (5.5)%
Health Care                           21.1%         13.4%           7.7 %
Materials and Processing               7.8%          8.5%          (0.7)%
Other                                  0.9%          0.9%              --
Other Energy                           4.7%          3.2%           1.5 %
Producer Durables                      6.5%          8.6%          (2.1)%
Technology                            12.2%         13.4%          (1.2)%
Utilities                              2.9%          5.5%          (2.6)%


                                                      See Definition of Terms. 9

                                    % OF NET
TOP FIVE EQUITY HOLDINGS            ASSETS

IGEN International, Inc.             2.2%
Intergraph Corp.                     1.7%
Diebold, Inc.                        1.3%
Crown Castle International Corp.     1.3%
Gentex Corp.                         1.1%


The opinions expressed reflect those of the portfolio manager only through October 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.

10 See Definition of Terms.

                                                    AETNA VALUE OPPORTUNITY FUND
                                                    Growth of $10,000
                                    [CHART]

                 Aetna Value
                 Opportunity        S&P 500
                Fund (Class I)       Index

02/01/98           10,000           10,000
                   11,330           11,384
                   10,560           11,518
10/31/98            9,989           11,339
                   12,110           13,251
                   12,653           13,870
                   12,462           13,847
10/31/99           13,274           14,249
                   14,023           14,621
                   14,226           15,273
                   14,763           15,088
10/31/00           15,600           15,115
                   15,715           14,488
                   15,313           13,291
                   15,036           12,926
10/31/01           12,946           11,351



      Average Annual Total Returns
 for the period ended October 31, 2001*
-------------------------------------------
                  1 Year        Inception
-------------------------------------------
Class I          -17.02%         7.14%
-------------------------------------------
Class A:
 POP (1)         -21.99%         5.19%
 NAV (2)         -17.26%         6.87%
-------------------------------------------
Class B:
 w/CDSC (3)      -21.34%         5.38%
NAV              -17.81%         6.07%
-------------------------------------------
Class C:
 w/CDSC (4)      -18.55%         6.07%
NAV              -17.84%         6.07%
-------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. The performance table and graph above does not reflect the deduction of taxes that a shareholder would have paid on fund distributions or redemptions. For the period prior to the inception of Class B and Class C, the performance is calculated by using the performance of Class I since its inception date (02/02/98), adjusted for fees and expenses. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                          AETNA VALUE OPPORTUNITY FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Value Opportunity Fund Class I shares generated a -17.02% total return, net of fund expenses, for the year ended October 31, 2001. The benchmark, Standard & Poor's (S&P) 500 Index(b), returned -24.90% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

For United States equity investors, 2001 was largely a tug-of-war between improving liquidity and deteriorating business fundamentals. While the Federal Reserve (the "Fed") moved proactively and aggressively to lower interest rates and
                                                     See Definition of Terms. 11
increase liquidity, corporate profit erosion ultimately proved too severe, resulting in a significant decline in the equity markets. Technology stocks were hit especially hard, as evidenced by a 53% decline in the S&P Technology sector.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Our underweight position in Technology stocks, coupled with strong stock selection within that sector, was the largest contributor to the Fund's relative performance. We avoided many of the large-cap Technology stocks that declined sharply during the period such as Nortel Networks, Sun Microsystems and EMC Corp, which declined 87%, 86% and 82%, respectively. Meanwhile, our focus on companies with positive business fundamentals and attractive valuations paid dividends. Our holdings in Technology stocks such as First Data Corp and Electronic Data Systems rose 35% and 38%, respectively, and contributed strongly to the Fund's performance. Strong stock selection in the Healthcare sector also helped the Fund's performance. While Healthcare stocks overall declined, our holdings in the sector rose over 7% led by Tenet Healthcare, which rose over 46%.

On the negative side, our holdings in the Broadcasting and Electric Generation industries were a drag on performance. Our holdings in radio broadcaster Clear Channel Communications declined sharply as the slower economy weighed on advertising trends throughout the year. Lower demand for electricity, together with concerns over political interference in the sector, also weighed heavily on our holdings in electricity generators such as Allegheny Energy and Calpine Corp.

WHAT IS YOUR OUTLOOK GOING FORWARD?

While in the near-term we expect the equity markets to remain volatile, we believe the economy and the equity markets will begin to recover in 2002. The negative impact of the September 11th terrorist attacks on consumer confidence, along with rising unemployment, will likely weigh on consumer spending during the important holiday shopping season and could lead to near-term weakness in the markets. However, we believe lower interest rates, combined with a sharp increase in fiscal stimulus, will ultimately lay the foundation for a recovery in 2002.

We continue to invest in companies with positive fundamentals, strong market positions, and attractive valuations. Currently, we are finding good value in areas such as Commercial Aerospace, Technology, and Financial Services. We also anticipate that a relatively weak holiday shopping season could present some interesting buying opportunities in the Consumer Cyclical sector where we look to increase our exposure.



                                   % OF EQUITY    % OF     OVER/(UNDER)
EQUITY PORTFOLIO SECTOR BREAKDOWN  INVESTMENTS   S&P 500     WEIGHTING

Basic Materials                        3.3%        2.7%        0.6 %
Capital Goods                         11.3%        8.8%        2.5 %
Communication Services                 4.7%        5.6%       (0.9)%
Consumer Cyclicals                     4.0%        9.0%       (5.0)%
Consumer Staples                       9.4%       13.0%       (3.6)%
Energy                                 5.4%        6.4%       (1.0)%
Financials                            19.9%       17.8%        2.1 %
Health Care                           16.8%       14.3%        2.5 %
Technology                            15.6%       18.4%       (2.8)%
Transportation                           --        0.7%       (0.7)%
Utilities                              9.6%        3.3%        6.3 %

12 See Definition of Terms.

                                 % OF NET
TOP FIVE EQUITY HOLDINGS          ASSETS

Citigroup Inc.                     5.3%
Tyco International Ltd.            4.0%
Pfizer, Inc.                       3.4%
Exxon Mobil Corp.                  3.3%
Dow Chemical Co.                   3.2%

The opinions expressed reflect those of the portfolio manager only through October 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.

                                                     See Definition of Terms. 13

                                                           AETNA TECHNOLOGY FUND
                                                           Growth of $10,000


                      [CHART]

                Aetna         GS
             Technology    Technology
           Fund (Class I)  Composite

03/01/00        10,000       10,000
                10,730        9,538
                10,050        9,084
10/31/00         8,579        7,951
                 7,119        6,522
                 5,530        4,832
                 4,760        4,320
10/31/01         3,900        3,477


   Average Annual Total Returns
       for the period ended
        October 31, 2001*
------------------------------------
               1 Year     Inception
------------------------------------
Class I        -54.55%     -43.07%
------------------------------------
Class A:
 POP (1)       -57.27%     -45.22%
 NAV (2)       -54.67%     -43.25%
------------------------------------
Class B:
 w/CDSC (3)    -57.18%     -44.96%
NAV            -54.93%     -43.60%
------------------------------------
Class C:
 w/CDSC (4)    -55.38%     -43.60%
NAV            -54.93%     -43.60%
------------------------------------
Class O: (5)
NAV            -55.18%     -43.95%
------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. The performance table and graph above does not reflect the deduction of taxes that a shareholder would have paid on fund distributions or redemptions. For the period prior to the inception of Class O, the performance is calculated by using the performance of Class I since its inception date (03/01/00), adjusted for fees and expenses. Class I, Class A, Class B, Class C and Class O shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


                              AETNA TECHNOLOGY FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Technology Fund Class I shares generated a -54.55% total return, net of fund expenses, for the year ended October 31, 2001. The benchmark, Goldman Sachs (GS) Technology Composite(e), returned -56.27% for the same period.


14 See Definition of Terms.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

The global economic environment had begun a slowing process that has now exceeded even the gloomiest forecasts of a year ago. The Federal Reserve (the "Fed") has spent all of 2001 in a concerted effort to stimulate the economy by lowering the Fed Funds rate. The extreme nature of the toppling of the market for information technology goods and services was aptly characterized by John Chambers, CEO of Cisco Systems, when he summarized the surprisingly steep cyclical correction as being akin to "driving off the cliff while stepping on the accelerator".

In combination with the softening economy, inventory levels suddenly shot up throughout the information technology food chain, from manufacturers to distributors, and are only now reflecting the type of levels required to establish a foundation for a recovery in technology.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

The following investments most greatly influenced the Fund (the top five, and bottom five performing positions are as follows, including attribution):

     Network Associates Inc.                            0.90%
     CDW Computer Centers                               0.90%
     Advent Software                                    0.82%
     Best Buy Company, Inc.                             0.22%
     KEMET Corporation                                 -0.05%

     Veritas Software                                  -1.99%
     Intel Corporation                                 -2.22%
     Solectron Corporation                             -2.27%
     Xilinx, Inc.                                      -3.02%
     EMC Corporation                                   -4.27%

WHAT IS YOUR OUTLOOK GOING FORWARD?

Prior to the September 11th attacks, we were seeing some very favorable signs that the economy was recovering, and more specifically, that the Technology sector was poised for recovery. Beginning in early September, the U.S. Justice Department announced that they would no longer seek a breakup remedy for Microsoft. The next day, September 6th, Intel announced that they expected revenue for the third quarter to be within previous guidance and that their business was now following a normal seasonal pattern, suggesting growth in the fourth quarter. Fairchild Semiconductor, National Semiconductor and Taiwan Semiconductor all stated that they were seeing a pickup in orders in the third quarter.

Of course, the events of September 11th changed the near term outlook for the market. Most obviously impacted by the attack has been the travel industry. To date the Airlines Industry has announced layoffs in excess of 80,000. Companies that rely on airfreight to deliver products to market and access their supply chain have also been negatively impacted. Most recently, Compaq Computer was forced to pre-announce a shortfall in third quarter earnings largely due to the unfortunate events of September 11th. However, the greatest negative impact to the market in general and the Technology sector specifically has been the uncertainty created. Speculations of new terrorist attacks or a ground war that will be costly in its human toll have weighed on investor sentiment. Renewed fears of eroding consumer confidence and the impact on consumer spending have been front-page news. Unfortunately, strengthening fundamentals are often overlooked when fear and uncertainty overtake the market. At this time, we believe that the Technology sector has reached levels that more than discount a recession scenario.

Longer term, we are encouraged by a number of developments which will significantly contribute to a strong economic recovery. To begin with, oil prices have dropped to a two-year low with commodity pricing reacting similarly across the board. We see no signs of inflation, and this will allow the Fed to continue with their aggressive monetary policy. With the discount rate at a 39-year low, we still expect to see further action by the Fed this year.

                                                     See Definition of Terms. 15

In addition to the aggressive monetary stimulus we have seen this year, we are now also seeing the beginnings of an aggressive fiscal stimulus program. Buoyed by a 90% approval rating, President Bush now has a clear path to use fiscal policy to stimulate the economy. Congress has already approved a $40 billion combination package of relief and recovery aid. The airline industry will receive $15 billion in aid and defense spending will likely increase. These significant stimuli will be brought to bear on a stock market that is already deeply discounted.

During these times of renewed patriotism, talks of corporate and capital gains tax cuts are no longer beaten down by the divisive rhetoric of Congress. The budget surplus, which has served as a drag on economic expansion, is now being put to work to provide fiscal stimulus.

From a fundamental standpoint, we continue to see many favorable data points for the Technology sector. Importantly, we see a number of current indicators that suggest that the Semiconductor Industry has passed through its cycle bottom from a customer inventory correction that has lasted for over a year. This firming of business prospects is a key early indicator, we believe, to a resumption of growth and profits within Technology. We have used three sets of data to reach our conclusion that the industry inventory cycle has turned up with customers starting to return to normal booking levels. The Fed, the U.S. Department of Commerce, and the Semiconductor Industry Association provided the databases we used. We believe the Semiconductor Industry is now set to recover from its current level and continue well beyond 2002. As a result, we are expecting the semiconductor equities to be one of the best performing technology industry groups during the next twelve to eighteen months. September's monthly orders were strong enough at $7.2 billion to push the industry's orders to $17.9 billion for the quarter and helped it to increase from June quarter's orders of $16.5 billion, an 8.1% quarterly increase. In 2000, the industry had $28.5 billion in orders for the September quarter, up only 2% from the June quarter level and down 14.3% from July's three-month orders of $33.2 billion--indicating that customers had too much in inventory last year going into the Fall. This year, however, the opposite appears to be happening, with September over June quarterly orders up 8.1% and September quarter orders over July's three-month orders up by 10.7%-strong indication that inventory levels are down. Further, three-month orders have increased month over month in both September and August, the first two months of sequential three-month order increases since July through August of 1999.

The Fund's investments are concentrated in information technology industries, the value of its shares will be especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a more diversified portfolio.

EQUITY PORTFOLIO TECHNOLOGY     % OF EQUITY    % OF GS     OVER/(UNDER)
SUB-SECTOR BREAKDOWN            INVESTMENTS   TECHNOLOGY     WEIGHTING

Computers                          19.0%        12.4%           6.6 %
Datacommunications                  7.1%        10.8%          (3.7)%
E-Commerce                           --          1.2%          (1.2)%
Electronics                        33.0%        22.4%          10.6 %
Internet Services                   6.4%        22.3%         (15.9)%
Software                           24.7%        22.3%           2.4 %
Telecommunications                  3.3%         8.3%          (5.0)%
Other                               6.5%         0.3%           6.2 %



16 See Definition of Terms.

                                 % OF NET
TOP FIVE EQUITY HOLDINGS          ASSETS

Network Associates, Inc.           5.3%
Dell Computer Corp.                5.2%
Intel Corp.                        4.9%
Microsoft Corp.                    4.8%
Micron Technology, Inc.            4.1%


The opinions expressed reflect those of the portfolio manager only through October 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.
                                                     See Definition of Terms. 17

DEFINITION OF TERMS

(1) On February 2, 1998, the Funds redesignated Adviser Class shares as Class A shares. For periods prior to that date, Class A performance is calculated by using the performance of Class I shares and deducting the Class A front-end load and internal fees and expenses applicable to the Class A shares. The maximum load for the Funds is 5.75%. The POP (public offering price) returns reflect this maximum load.
(2) NAV (net asset value) returns are net of Fund expenses only and do not reflect the deduction of a front-end load or contingent deferred sales charges. This charge, if reflected, would reduce the performance results shown.
(3) The Funds began offering Class B shares on March 1, 1999. For periods prior to that date, Class B performance is calculated using the performance of Class I shares and deducting the internal fees and expenses applicable to the Class B shares. Class B share returns with CDSC (contingent deferred sales charge) reflect the deduction of a maximum CDSC, assuming full redemption at the end of the period. The CDSC applies for all shares redeemed prior to the end of the first six years of ownership. The CDSC charges are as follows: Year 1 - 5%, Year 2 - 4%, Year 3 - 3%, Year 4 - 3%, Year 5 - 2%, Year 6 - 1%.
(4) The Funds began offering Class C shares on June 30, 1998. For periods prior to that date, Class C performance is calculated using the performance of Class I shares and deducting the internal fees and expenses applicable to the Class C shares. Class C share returns for periods less than 18 months reflect the deduction of the contingent deferred sales charge of 1%.
(5) The Aetna International Fund and Aetna Technology Fund began offering Class O shares on August 1, 2001 and August 6, 2001, respectively. For periods prior to that date, Class O performance is calculated using the performance of Class I shares and deducting the internal fees and expenses applicable to the Class O shares.
(a) The Russell 1000 Growth Index consists of the largest 1,000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select.
(b) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.
(c) The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.
(d) The Russell 2000 Index consists of the smallest 2,000 companies of the Russell 3000 Index, based on market capitalization.
(e) The Goldman Sachs Technology Composite is a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.

The unmanaged indices described above are not available for individual direct investment.

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
GROWTH
--------------------------------------------------------------------------------

                                                     NUMBER OF       MARKET
                                                       SHARES         VALUE
                                                    -----------   ------------

COMMON STOCKS (96.0%)
AEROSPACE/DEFENSE (0.4%)
General Dynamics Corp. ........................         12,600    $ 1,028,160
                                                                  ------------
BIOTECHNOLOGY (2.7%)
Genzyme Corp. + ...............................         45,600      2,460,120
Invitrogen Corp. + ............................         60,900      3,735,606
                                                                  ------------
                                                                    6,195,726
                                                                  ------------
BROADCASTING - TV, RADIO & CABLE (1.1%)
Charter Communications, Inc. - Class A + ......        180,200      2,548,028
                                                                  ------------
COMMUNICATIONS EQUIPMENT (1.4%)
L-3 Communications Holdings, Inc. + ...........         17,400      1,511,538
Qualcomm Inc. + ...............................         36,100      1,773,232
                                                                  ------------
                                                                    3,284,770
                                                                  ------------
COMPUTERS - HARDWARE (3.7%)
Dell Computer Corp. + .........................        106,900      2,563,462
International Business Machines Corp. .........         55,200      5,965,464
                                                                  ------------
                                                                    8,528,926
                                                                  ------------
COMPUTERS SOFTWARE/SERVICES (11.2%)
Affiliated Computer Services, Inc. + ..........         28,900      2,544,645
Citrix Systems, Inc. + ........................        105,900      2,478,060
Computer Associates International, Inc. .......         37,600      1,162,592
Electronic Arts, Inc. + .......................         21,200      1,090,952
Intuit Inc. + .................................         80,100      3,221,622
Microsoft Corp. + .............................        247,400     14,386,310
Symantec Corp. + ..............................         19,500      1,072,305
                                                                  ------------
                                                                   25,956,486
                                                                  ------------
CONSUMER FINANCE (0.7%)
Household International, Inc. .................         30,500      1,595,150
                                                                  ------------
DISTRIBUTORS - FOOD & HEALTH (1.3%)
Cardinal Health, Inc. .........................         44,700      2,999,817
                                                                  ------------
ELECTRIC COMPANIES (1.7%)
Duke Energy Corp. .............................         44,700      1,716,927
Mirant Corp. + ................................         81,900      2,129,400
                                                                  ------------
                                                                    3,846,327
                                                                  ------------
ELECTRICAL EQUIPMENT (8.0%)
General Electric Co. ..........................        512,300     18,652,843
                                                                  ------------
ELECTRONICS - DEFENSE (0.6%)
Raytheon Co. ..................................         44,700      1,441,575
                                                                  ------------
ELECTRONICS - SEMICONDUCTORS (5.8%)
Intel Corp. ...................................        317,900      7,763,118
Texas Instruments, Inc. .......................        120,600      3,375,594
Xilinx, Inc. + ................................         75,300      2,290,626
                                                                  ------------
                                                                   13,429,338
                                                                  ------------
ENTERTAINMENT (4.2%)
AOL Time Warner Inc. + ........................        272,100      8,492,241
Blockbuster Inc. - Class A ....................         50,600      1,269,048
                                                                  ------------
                                                                    9,761,289
                                                                  ------------
EQUIPMENT - SEMICONDUCTORS (1.0%)
Novellus Systems, Inc. + ......................         71,400      2,358,342
                                                                  ------------
FINANCIAL - DIVERSIFIED (3.6%)
Freddie Mac ...................................         77,100      5,228,922
USA Education Inc. ............................         37,200      3,034,032
                                                                  ------------
                                                                    8,262,954
                                                                  ------------
FOODS (1.0%)
General Mills, Inc. ...........................         52,800      2,424,576
                                                                  ------------
FOOTWEAR (1.0%)
NIKE, Inc. - Class B ..........................         47,500      2,344,600
                                                                  ------------
HEALTH CARE - DIVERSIFIED (2.8%)
Johnson & Johnson .............................        110,400      6,393,264
                                                                  ------------
HEALTH CARE - DRUGS (1.8%)
King Pharmaceuticals, Inc. + ..................        110,033      4,290,187
                                                                  ------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (6.6%)
Pfizer, Inc. ..................................        366,650     15,362,635
                                                                  ------------
HEALTH CARE - HOSPITAL MANAGEMENT (2.9%)
Tenet Healthcare Corp. + ......................         71,000      4,083,920
Universal Health Services, Inc. + .............         64,100      2,588,999
                                                                  ------------
                                                                    6,672,919
                                                                  ------------
HEALTH CARE - LONG TERM CARE (1.1%)
Manor Care, Inc. + ............................        111,700      2,609,312
                                                                  -----------
HEALTH CARE - MANAGED CARE (2.1%)
Anthem, Inc. + ................................         40,200      1,683,576
UnitedHealth Group Inc. .......................         48,000      3,156,000
                                                                  ------------
                                                                    4,839,576
                                                                  ------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (5.4%)
AmerisourceBergen Corp. + .....................         33,400      2,122,904
Baxter International, Inc. ....................         91,400      4,421,018
St. Jude Medical, Inc. + ......................         29,500      2,094,500
Varian Medical Systems, Inc. + ................         58,300      3,911,930
                                                                  ------------
                                                                   12,550,352
                                                                  ------------
HEALTH CARE - SPECIAL SERVICES (2.4%)
Healthsouth Corp. + ...........................        132,900      1,730,358
Laboratory Corp. of America Holdings + ........         31,300      2,698,060
Lincare Holdings Inc. + .......................         46,400      1,192,480
                                                                  ------------
                                                                    5,620,898
                                                                  ------------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.9%)
Procter & Gamble Co. ..........................         27,600      2,036,328
                                                                  ------------
INSURANCE - MULTI-LINE (3.4%)
American International Group, Inc. ............         99,900      7,852,140
                                                                  ------------
LEISURE TIME - PRODUCTS (0.7%)
Harley-Davidson, Inc. .........................         37,000      1,674,620
                                                                  ------------
MANUFACTURING - DIVERSIFIED (3.3%)
Tyco International Ltd. .......................        154,100      7,572,474
                                                                  ------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.9%)
Kinder Morgan, Inc. ...........................         42,500      2,109,275
                                                                  ------------
RESTAURANTS (0.5%)
Tricon Global Restaurants, Inc. + .............         22,700      1,148,393
                                                                  ------------
RETAIL - BUILDING SUPPLIES (1.7%)
Home Depot, Inc. ..............................        105,400      4,029,442
                                                                  ------------
RETAIL - COMPUTERS & ELECTRONICS (0.5%)
Tech Data Corp. + .............................         26,700      1,139,823
                                                                  ------------

                                      See Notes to Portfolio of Investments.  19

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
GROWTH (CONTINUED)
--------------------------------------------------------------------------------

                                                     NUMBER OF       MARKET
                                                       SHARES         VALUE
                                                    -----------   -------------
RETAIL - SPECIALITY (0.5%)
Venator Group, Inc. + .........................         73,500    $  1,065,750
                                                                  -------------
RETAIL STORES - FOOD CHAINS (0.9%)
Albertson's, Inc. .............................         66,000       2,106,060
                                                                  -------------
SERVICES - COMMERCIAL & CONSUMER (1.0%)
Apollo Group, Inc. + ..........................         59,900       2,434,935
                                                                  -------------
SERVICES - COMPUTER SYSTEMS (2.3%)
Electronic Data Systems Corp. .................         82,800       5,329,836
                                                                  -------------
SERVICES - DATA PROCESSING (2.3%)
Concord EFS, Inc. + ...........................        117,900       3,226,923
First Data Corp. ..............................         29,500       1,993,315
                                                                  -------------
                                                                     5,220,238
                                                                  -------------
TELEPHONE (0.6%)
SBC Communications, Inc. ......................         35,100       1,337,661
                                                                  -------------
TOBACCO (1.1%)
Philip Morris Co. Inc. ........................         56,000       2,620,800
                                                                  -------------
WASTE MANAGEMENT (0.9%)
Waste Management, Inc. ........................         84,900       2,080,050
                                                                  -------------

TOTAL COMMON STOCKS ...........................                    222,755,875
 (COST $229,037,339)                                              -------------

                                                   PRINCIPAL
                                                     AMOUNT
                                                  ------------
SHORT-TERM INVESTMENTS (4.9%)
Federal Home Loan Bank, 2.46%, 11/01/01 .......   $ 11,519,000      11,519,000
                                                                  -------------

TOTAL SHORT-TERM INVESTMENTS
 (COST $11,519,000)                                                 11,519,000
                                                                  -------------
TOTAL INVESTMENTS (COST $240,556,339)(a)                           234,274,875

OTHER ASSETS LESS LIABILITIES                                       (2,152,791)
                                                                  -------------
TOTAL NET ASSETS                                                  $232,122,084
                                                                  =============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $246,781,676. Unrealized gains and losses, based on identified tax cost at October 31, 2001, are as follows:

Unrealized gains .............................................    $  9,068,108

Unrealized losses ............................................     (21,574,909)
                                                                   -----------
 Net unrealized loss .........................................    $(12,506,801)
                                                                   ===========

+ Non-income producing security.

Category percentages are based on net assets.

20  See Notes to Financial Statements.

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
INTERNATIONAL
--------------------------------------------------------------------------------

                                                         NUMBER OF     MARKET
                                                           SHARES       VALUE
                                                         ---------  -----------

COMMON STOCKS (98.9%)
AUSTRALIA (3.3%)
CSR Ltd. (Construction) ..............................     160,100  $   509,762
Quantas Airways (Airlines) ...........................     294,900      584,810
Santos Ltd. (Oil & Gas - Exploration/Production) .....     512,000    1,643,139
                                                                    -----------
TOTAL AUSTRALIA                                                       2,737,711
                                                                    -----------
BRAZIL (1.3%)
Empresa Brasileira de Aeronautica SA, ADR
 (Aerospace/Defense) .................................      62,800    1,077,648
                                                                    -----------

CANADA (4.8%)
BCE Inc. (Telephone Long Distance) ...................      44,900      990,797
Biovail Corp. (Health Care -
 Drugs/Pharmaceuticals) + ............................      12,300      581,298
Canadian National Railway Co. (Railroads) ............      50,900    2,015,640
Manitoba Telecom Services Inc. (Telephone Long
 Distance) ...........................................      22,300      460,323
                                                                    -----------
TOTAL CANADA                                                          4,048,058
                                                                    -----------
DENMARK (2.0%)
GN Store Nord A/S (Communications Equipment) .........      86,500      401,749
Novo Nordisk A/S (Health Care -
 Drugs/Pharmaceuticals) ..............................      30,600    1,241,713
                                                                    -----------
TOTAL DENMARK                                                         1,643,462
                                                                    -----------
FINLAND (3.0%)
Nokia Oyj, ADR (Communications
 Equipment) ..........................................      87,100    1,786,421
TietoEnator Oyj (Computers
 Software/Services) ..................................      33,400      749,076
                                                                    -----------
TOTAL FINLAND                                                         2,535,497
                                                                    -----------
FRANCE (8.9%)
Altran Technologies SA (Computers
 Software/Services) ..................................      20,200      927,901
Aventis SA (Health Care - Drugs/Pharmaceuticals) .....      23,800    1,752,447
Bouygues SA (Engineering & Construction) .............      24,500      750,283
Lagardere S.C.A. (Publishing) ........................      16,500      582,276
Sanofi-Synthelabo SA (Health Care -
 Drugs/Pharmaceuticals) ..............................      17,900    1,180,975
Societe Generale - Class A (Banks - Money Center) ....       8,600      430,292
Sodexho Alliance SA (Commercial Services) ............       5,500      259,086
Total Fina Elf (Oil & Gas - Refining &
 Marketing) ..........................................      11,122    1,562,743
                                                                    -----------
TOTAL FRANCE                                                          7,446,003
                                                                    -----------
GERMANY (3.9%)
Adidas-Salomon AG (Textiles - Apparel) ...............      11,400      642,776
Altana AG (Health Care - Drugs/Pharmaceuticals) ......      15,800      740,015
Karstadt AG (Retail - Department Stores) .............      18,700      597,087
Muenchener Rueckversicherungs-Gesellschaft AG
 (Insurance - Multi-Line) ............................       3,900    1,029,230
SAP AG (Computers Software/Services) .................       2,100      215,628
                                                                    -----------
TOTAL GERMANY                                                         3,224,736
                                                                    -----------
HONG KONG (0.3%)
Global Crossing Ltd. (Telephone Long Distance) .......     196,500      222,045
                                                                    -----------
IRELAND (1.4%)
Bank of Ireland (Banks - Money Center) ...............     135,376    1,210,796
                                                                    -----------
ISRAEL (0.6%)
Check Point Software Technologies Ltd.
 (Computers Software/Services) + .....................      16,550      488,556
                                                                    -----------

ITALY (6.2%)
Autostrade SpA (Services - Commercial &
 Consumer) + .........................................     179,700    1,129,753
Banca Nazionale del Lavoro (Banks -
 Money Center) .......................................     768,900    1,696,743
ENI SpA (Oil - International Integrated) .............      72,100      903,971
Saipem SpA (Engineering & Construction) ..............     171,150      846,310
Telecom Italia SpA (Telephone Long Distance) .........      75,500      630,387
                                                                    -----------
TOTAL ITALY                                                           5,207,164
                                                                    -----------
JAPAN (18.8%)
Bridgestone Corp. (Auto Parts & Equipment) ...........      89,000      839,067
Canon, Inc. (Electronics - Component Dist.) ..........      36,750    1,068,829
Fast Retailing Co. Ltd. (Retail
 Speciality - Apparel) ...............................       7,600      884,768
Honda Motor Co. (Automobiles) ........................      56,000    2,008,415
Marui Co., Ltd. (Retail - Department Stores) .........      53,000      717,462
Mitsubishi Corp. (Electronics - Component Dist.) .....     129,000      988,538
Mitsui OSK Lines, Ltd. (Transportation -
 Miscellaneous) ......................................     289,000      696,499
Nintendo Co. Ltd. (Leisure Time - Products) ..........       4,900      755,786
Nissan Motor Co., Ltd. (Automobiles) .................     318,000    1,402,884
NTT DoCoMo, Inc. (Cellular/Wireless
 Telecommunications) .................................          87    1,179,854
Ricoh Co., Ltd. (Electronics - Component Dist.) ......      66,000    1,099,955
SEGA Corp. (Leisure Time - Products) + ...............      73,300    1,428,214
Seven Eleven Japan Co., Ltd. (Retail Stores - Food
 Chains) .............................................      33,000    1,436,951
Sumitomo Chemical Co., Ltd. (Chemicals -
 Diversified) ........................................      85,000      324,292
Sumitomo Mitsui Banking Corp. (Banks - Money
 Center) .............................................     139,000      859,630
                                                                    -----------
TOTAL JAPAN                                                          15,691,144
                                                                    -----------
MEXICO (3.9%)
America Movil SA de CV, ADR (Cellular/Wireless
 Telecommunications) + ...............................      83,200    1,248,000
Cemex SA de CV, ADR (Construction) ...................      48,816    1,122,768
Grupo Televisa SA, ADR (Broadcasting - TV,
 Radio & Cable) ......................................      16,500      502,425
Wal-Mart de Mexico SA de CV (Retail - General
 Merchandise Chains) .................................     150,900      360,451
                                                                    -----------
TOTAL MEXICO                                                          3,233,644
                                                                    -----------
NETHERLANDS (3.1%)
Crucell NV (Biotechnology) + .........................     104,800      637,155
Koninklijke Ahold NV (Retail Stores - Food
 Chains) .............................................      36,936    1,039,966
Qiagen NV (Health Care - Medical
 Products/Supplies) + ................................      50,600      916,066
                                                                    -----------
TOTAL NETHERLANDS                                                     2,593,187
                                                                    -----------
NORWAY (4.4%)
Gjensidige NOR Sparebank (Banks - Major
 Regional) ...........................................      65,500    1,840,043

                                      See Notes to Portfolio of Investments.  21

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
INTERNATIONAL (CONTINUED)
--------------------------------------------------------------------------------

                                                         NUMBER OF    MARKET
                                                           SHARES      VALUE
                                                        -----------  --------

NORWAY (CONTINUED)
Norske Skogindustrier ASA (Paper & Forest
 Products) ...........................................      57,250  $   895,997
Tandberg ASA (Communications Equipment) + ............      53,100      953,611
                                                                    -----------
TOTAL NORWAY                                                          3,689,651
                                                                    -----------
SINGAPORE (1.0%)
Flextronics International Ltd. (Electrical
 Equipment) + ........................................      43,600      867,640
                                                                    -----------
SOUTH KOREA (0.9%)
H&CB, ADR (Banks - Money Center) .....................      57,900      751,542
                                                                    -----------
SPAIN (6.5%)
Banco Santander Central Hispano SA (Banks -
 Money Center) .......................................     234,800    1,808,191
Grupo Ferrovial, SA (Engineering & Construction) .....      56,900    1,055,747
Indra Sistemas, SA (Computer Technology) .............     138,400    1,059,583
Sogecable, SA (Broadcasting - TV, Radio & Cable) .....      41,700      938,980
Telefonica Moviles, SA (Cellular/Wireless
 Telecommunications) .................................      84,900      536,051
                                                                    -----------
TOTAL SPAIN                                                           5,398,552
                                                                    -----------
SWEDEN (1.0%)
Hennes & Mauritz AB (Retail Speciality - Apparel) ....      16,100      282,343
Telefonaktiebolaget LM Ericsson, ADR
 (Communications Equipment) ..........................      64,400      274,988
Telelogic AB (Computers Software/Services) + .........     425,000      247,773
                                                                    -----------
TOTAL SWEDEN                                                            805,104
                                                                    -----------
SWITZERLAND (2.8%)
Logitech International SA (Computers -
 Peripherals) ........................................      24,540      751,424
Serono SA (Biotechnology) ............................         300      237,185
Swisscom AG (Telephone Long Distance) ................       4,200    1,166,452
Tecan AG (Electronics - Component Dist.) .............       3,470      195,718
                                                                    -----------
TOTAL SWITZERLAND                                                     2,350,779
                                                                    -----------
TAIWAN (1.1%)
Taiwan Semiconductor Manufacturing Co. Ltd.
 (Electronics - Semiconductors) + ....................      69,900      902,409
                                                                    -----------
UNITED KINGDOM (19.7%)
ARM Holdings Plc (Electronics -
 Semiconductors) + ...................................     106,300      537,980
BAE Systems Plc (Aerospace/Defense) ..................     157,400      764,549
British Telecommunications Plc (Telephone Long
 Distance) ...........................................     147,700      747,504
Celltech Group Plc (Biotechnology) + .................      41,000      534,848
Debenhams Plc (Retail - Department Stores) ...........     102,800      538,207
Diageo Plc (Beverages - Alcoholic) ...................     106,700    1,065,268
Galen Holdings Plc (Health Care -
 Drugs/Pharmaceuticals) ..............................      36,600      393,883
Legal & General Group Plc (Insurance -
 Life/Health) ........................................     588,000    1,291,244
Lloyds TSB Group Plc, ADR (Diversified Financial
 Services) ...........................................      50,198      506,641
Man Group Plc (Investment Banking/Brokerage) .........     122,600    1,975,533
Matalan Plc (Retail Speciality - Apparel) ............      78,700      414,321
Northern Rock Plc (Banks - Major Regional) ...........     182,000    1,521,925
Oxford GlycoSciences Plc (Biotechnology) + ...........      80,900      558,851
Rentokil Initial Plc (Services - Commercial &
 Consumer) ...........................................     168,500      606,498
Shire Pharmaceuticals Group Plc (Health Care -
 Drugs/Pharmaceuticals) + ............................      13,900      621,330
Telewest Communications Plc (Broadcasting - TV,
 Radio & Cable) + ....................................   1,980,600    1,411,389
Vodafone Group Plc (Cellular/Wireless
 Telecommunications) .................................   1,309,267    3,027,467
                                                                    -----------

TOTAL UNITED KINGDOM                                                 16,517,438
                                                                    -----------

TOTAL COMMON STOCKS (COST $87,649,549)                               82,642,766
                                                                    ===========

                                                        PRINCIPAL
                                                          AMOUNT
                                                       -----------
SHORT-TERM INVESTMENTS (0.5%)
Federal Home Loan Bank, Zero Coupon, 11/01/01 ........  $  435,000      435,000
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS                                            435,000
 (COST $435,000)
                                                                    -----------
TOTAL INVESTMENTS (COST $88,084,549)(A)                              83,077,766

OTHER ASSETS LESS LIABILITIES                                           735,761
                                                                    -----------

TOTAL NET ASSETS                                                    $83,813,527
                                                                    ===========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $91,645,236. Unrealized gains and losses, based on identified tax cost at October 31, 2001, are as follows:

Unrealized gains ................................................. $  1,858,883

Unrealized losses ................................................  (10,426,353)
                                                                   ------------

 Net unrealized loss ............................................. $ (8,567,470)
                                                                   ============

+ Non-income producing security.

ADR - American Depositary Receipt

Category percentages are based on net assets.

22  See Notes to Financial Statements.

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
SMALL COMPANY
--------------------------------------------------------------------------------

                                          NUMBER OF            MARKET
                                            SHARES              VALUE
                                        --------------     ---------------
COMMON STOCKS (85.5%)
AEROSPACE/DEFENSE (0.5%)
Precision Castparts Corp. ............        61,000       $  1,387,140
                                                           -------------
ALUMINUM (0.1%)
Century Aluminum Co. .................        35,800            349,050
                                                           -------------
AUTO PARTS & EQUIPMENT (2.2%)
Gentex Corp. + .......................       123,900          2,948,820
Lear Corp. + .........................        91,200          2,799,840
                                                           -------------
                                                              5,748,660
                                                           -------------
BANKS - REGIONAL (2.4%)
Hibernia Corp. .......................        60,000            912,000
Pacific Century Financial Corp. ......        75,800          1,766,140
Sky Financial Group, Inc. ............        77,300          1,540,589
Trustmark Corp. ......................        84,400          2,022,224
                                                           -------------
                                                              6,240,953
                                                           -------------
BEVERAGES - ALCOHOLIC (0.3%)
Coors (Adolph) Co. ...................        16,600            825,850
                                                           -------------
BIOTECHNOLOGY (3.6%)
ARIAD Pharmaceuticals, Inc. + ........       181,500            713,295
Aviron + .............................        49,400          1,645,020
Digene Corp. + .......................        60,100          2,130,545
OSI Pharmaceuticals, Inc. + ..........        43,800          2,000,784
Protein Design Labs, Inc. + ..........        27,800            917,678
Serologicals Corp. + .................       102,400          1,807,360
                                                           -------------
                                                              9,214,682
                                                           -------------
BROADCASTING - TV, RADIO & CABLE (0.5%)
Paxson Communications Corp. + ........       160,600          1,365,100
                                                           -------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (1.4%)
Powerwave Technologies, Inc. + .......        59,200            905,760
Rural Cellular Corp. - Class A + .....        45,350          1,029,899
Western Wireless Corp. + .............        56,400          1,645,188
                                                           -------------
                                                              3,580,847
                                                           -------------
CHEMICALS (0.9%)
Cabot Corp. ..........................        45,400          1,520,900
Georgia Gulf Corp. ...................        37,300            662,821
                                                           -------------
                                                              2,183,721
                                                           -------------
COMMUNICATIONS EQUIPMENT (1.5%)
Harris Corp. .........................        53,400          1,830,552
Metawave Communications Corp. + ......       475,200            950,400
SonicWALL, Inc. + ....................        71,800          1,019,560
                                                           -------------
                                                              3,800,512
                                                           -------------
COMPUTERS - PERIPHERALS (0.7%)
Oak Technology, Inc. + ...............       179,400          1,792,206
                                                           -------------
COMPUTERS SOFTWARE/SERVICES (8.6%)
BARRA, Inc. + ........................        42,600          1,970,250
Borland Software Corp. + .............       217,750          2,436,622
CyrptoLogic Inc. + ...................       159,200          2,123,728
EarthLink, Inc. + ....................       199,800          2,927,070
Intergraph Corp. + ...................       420,400          4,498,280
Interwoven, Inc. + ...................       192,400          1,406,444
NetIQ Corp. + ........................        67,600          1,902,940
Packeteer, Inc. + ....................       375,150          1,275,510
Progress Software Corp. + ............        50,200            742,458
Titan Corp. (The) + ..................       112,300          2,934,399
                                                           -------------
                                                             22,217,701
                                                           -------------
CONSTRUCTION (0.9%)
Texas Industries, Inc. ...............        77,300          2,326,730
                                                           -------------
CONSUMER FINANCE (0.4%)
PMI Group, Inc. (The) ................        18,500          1,025,825
                                                           -------------
CONTAINERS/PACKAGING - PAPER (1.6%)
Packaging Corp. of America + .........       101,200          1,791,240
Sonoco Products Co. ..................        93,600          2,196,792
                                                           -------------
                                                              3,988,032
                                                           -------------
DISTRIBUTORS - FOOD & HEALTH (1.4%)
Supervalu, Inc. ......................       122,300          2,609,882
Women First HealthCare, Inc. + .......       139,000            966,050
                                                           -------------
                                                              3,575,932
                                                           -------------
ELECTRIC COMPANIES (0.9%)
IDACORP, Inc. ........................        63,200          2,401,600
                                                           -------------
ELECTRICAL EQUIPMENT (1.3%)
Herley Industries, Inc. + ............        62,200            983,382
Recoton Corp. + ......................        65,100            836,535
Three-Five Systems, Inc. + ...........        43,800            679,338
United Industrial Corp. ..............        43,700            842,099
                                                           -------------
                                                              3,341,354
                                                           -------------
ELECTRONICS - DEFENSE (0.4%)
Aeroflex Inc. + ......................        66,900            981,423
                                                           -------------
EQUIPMENT - SEMICONDUCTORS (1.4%)
Therma-Wave Inc. + ...................       136,200          1,657,554
Varian Semiconductor Equipment
 Associates, Inc. + ..................        64,900          1,949,596
                                                           -------------
                                                              3,607,150
                                                           -------------
FINANCE COMPANIES (0.2%)
Medallion Financial Corp. ............        58,750            478,813
                                                           -------------
FINANCIAL - DIVERSIFIED (0.5%)
Doral Financial Corp. ................        36,800          1,283,216
                                                           -------------
FOODS (0.5%)
Dole Food Co., Inc. ..................        21,000            427,560
Suiza Foods Corp. + ..................        13,400            790,198
                                                           -------------
                                                              1,217,758
                                                           -------------
FOOTWEAR (1.0%)
Reebok International Ltd. + ..........        35,300            732,828
Vans, Inc. + .........................       133,800          1,921,368
                                                           -------------
                                                              2,654,196
                                                           -------------
GAMING, LOTTERY, & PARI-MUTUEL (0.7%)
Multimedia Games, Inc. + .............        69,200          1,646,960
                                                           -------------
GOLD/PRECIOUS METALS MINING (1.1%)
Meridian Gold Inc. + .................       247,800          2,713,410
                                                           -------------
HEALTH CARE - DRUGS (0.8%)
ICN Pharmaceuticals, Inc. ............        88,000          2,130,480
                                                           -------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (3.2%)
Bradley Pharmaceuticals, Inc. + ......        54,500            634,925


                                       See Notes to Portfolio of Investments. 23

                                               NUMBER OF            MARKET
                                                 SHARES              VALUE
                                              --------------     ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS
 (CONTINUED)
Cell Therapeutics, Inc. + ............              26,000       $    780,780
Dr. Reddy's Laboratories Ltd., ADR + .              60,300          1,501,470
Interneuron Pharmaceuticals, Inc. + ..             261,400          1,960,500
Ligand Pharmaceuticals Inc. + ........              61,100            823,017
QLT Inc. + ...........................              50,600          1,160,764
Taro Pharmaceutical Industries
 Ltd. + ..............................              34,400          1,448,240
                                                                 ---------------
                                                                    8,309,696
                                                                 ---------------
HEALTH CARE - HOSPITAL MANAGEMENT (1.4%)
Community Health Care + ..............              73,800          1,845,000
LifePoint Hospitals, Inc. + ..........              59,000          1,839,620
                                                                 ---------------
                                                                    3,684,620
                                                                 ---------------
HEALTH CARE - MANAGED CARE (0.9%)
Oxford Health Plans, Inc. + ..........              96,600          2,275,896
                                                                 ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (3.9%)
Conceptus, Inc. + ....................              90,000          1,309,500
Fischer Imaging Corp. + ..............              53,150            888,668
Lumenis Ltd. + .......................             118,200          2,352,180
Oakley, Inc. + .......................             216,200          2,309,016
ORATEC Interventions, Inc. + .........             145,500            893,370
Thoratec Corp. + .....................             122,800          2,394,600
                                                                 ---------------
                                                                   10,147,334
                                                                 ---------------
HEALTH CARE - SPECIAL SERVICES (3.5%)
Apria Healthcare Group, Inc. + .......             125,100          2,877,300
DaVita, Inc. + .......................             149,500          2,720,900
FuelCell Energy, Inc. + ..............             113,300          1,770,879
MAXIMUS, Inc. + ......................              41,100          1,690,032
                                                                 ---------------
                                                                    9,059,111
                                                                 ---------------
HOUSEHOLD PRODUCTS - NON-DURABLE (1.7%)
Church & Dwight Co., Inc. ............              83,400          2,168,400
Dial Corp. ...........................             133,900          2,233,452
                                                                 ---------------
                                                                    4,401,852
                                                                 ---------------
INSURANCE - LIFE/HEALTH (0.4%)
Reinsurance Group of America, Inc. ...              28,100            887,117
                                                                 ---------------
INSURANCE - PROPERTY/CASUALTY (2.8%)
Allmerica Financial Corp. ............              66,200          2,581,800
HCC Insurance Holdings, Inc. .........              93,400          2,567,566
Mutual Risk Management Ltd. ..........             213,100          1,949,865
                                                                 ---------------
                                                                    7,099,231
                                                                 ---------------
INVESTMENT BANKING/BROKERAGE (1.6%)
Legg Mason, Inc. .....................              43,900          1,848,629
Waddell & Reed Financial Inc. - Class A......       92,800          2,365,472
                                                                 ---------------
                                                                    4,214,101
                                                                 ---------------
INVESTMENT MANAGEMENT (1.6%)
American Capital Strategies, Ltd. ....              73,200          1,813,164
BlackRock, Inc. + ....................              54,400          2,352,800
                                                                 ---------------
                                                                    4,165,964
                                                                 ---------------
MANUFACTURING - DIVERSIFIED (1.7%)
Esterline Technologies Corp. + .......              57,800            781,456
GenCorp, Inc. ........................             157,500          1,874,250
Pentair, Inc. ........................              52,700          1,673,225
                                                                 ---------------
                                                                    4,328,931
                                                                 ---------------
MANUFACTURING - SPECIALIZED (2.2%)
Diebold, Inc. ........................              90,100          3,270,630
IKON Office Solutions, Inc. ..........             216,200          2,094,978
Insituform Technologies, Inc. + ......              18,700            358,292
                                                                 ---------------
                                                                    5,723,900
                                                                 ---------------
METALS MINING (0.7%)
Apex Silver Mines Ltd. + .............             191,200          1,812,576
                                                                 ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.6%)
Southwest Gas Corp. ..................              68,900          1,419,340
                                                                 ---------------
OIL & GAS - DRILLING & EQUIPMENT (1.3%)
Global Industries Ltd. + .............             111,400            787,598
TETRA Technologies, Inc. + ...........             147,100          2,503,642
                                                                 ---------------
                                                                     3,291,240
                                                                 ---------------
OIL & GAS - EXPLORATION/PRODUCTION (3.0%)
Pioneer Natural Resources Co. + ......             170,000          2,891,700
Swift Energy Co. + ...................             101,400          2,398,110
XTO Energy, Inc. .....................             138,950          2,501,100
                                                                 ---------------
                                                                    7,790,910
                                                                 ---------------
PAPER & FOREST PRODUCTS (0.8%)
Boise Cascade Corp. ..................              72,900          2,082,024
                                                                 ---------------
PUBLISHING - NEWSPAPERS (0.8%)
Journal Register Co. + ...............             120,800          2,077,760
                                                                 ---------------
REIT DIVERSIFIED (1.3%)
Annaly Mortgage Management Inc. ......             126,200          1,735,250
Mack-Cali Realty Corp. ...............              54,100          1,677,100
                                                                 ---------------
                                                                    3,412,350
                                                                 ---------------
RESTAURANTS (1.7%)
CBRL Group, Inc. .....................              71,500          1,795,365
Lone Star Steakhouse & Saloon, Inc. ..              59,100            765,936
Sonic Corp. + ........................              51,700          1,732,467
                                                                 ---------------
                                                                    4,293,768
                                                                 ---------------
RETAIL - APPAREL (0.5%)
dELiA*s Corp. + ......................             218,000          1,349,420
                                                                 ---------------
RETAIL - SPECIALITY (2.6%)
Borders Group, Inc. + ................             105,200          1,640,068
Venator Group, Inc. + ................             195,500          2,834,750
Zale Corp. + .........................              81,200          2,323,944
                                                                 ---------------
                                                                    6,798,762
                                                                 ---------------
RETAIL STORES - DRUG STORE (0.7%)
Duane Reade, Inc. + ..................              60,700          1,816,144
                                                                 ---------------
RETAIL STORES - FOOD CHAINS (0.5%)
Pathmark Stores, Inc. + ..............              58,800          1,386,504
                                                                 ---------------
SAVINGS & LOAN COMPANIES (2.0%)
BankAtlantic Bancorp, Inc. ...........             114,100            924,210
Indymac Mortgage Holdings, Inc. + ....              64,800          1,664,064
Roslyn Bancorp, Inc. .................              24,350            441,952
Webster Financial Corp. ..............              72,400          2,197,340
                                                                 ---------------
                                                                    5,227,566
                                                                 ---------------
SERVICES - ADVERTISING/MARKETING (0.6%)
R.H. Donnelley Corp. + ...............              57,500          1,518,000
                                                                 ---------------
SERVICES - COMMERCIAL & CONSUMER (4.8%)
CompuDyne Corp. + ....................              99,700          1,230,298


24 See Notes to Financial Statements.

                                            NUMBER OF              MARKET
                                              SHARES                VALUE
                                          --------------       ---------------
SERVICES - COMMERCIAL & CONSUMER (CONTINUED)
Crown Castle International Corp. + ...          277,500        $    3,246,750
IGEN International, Inc. + ...........          192,100             5,649,661
Pittston Brink's Group ...............          121,200             2,333,100
                                                               ---------------
                                                                   12,459,809
                                                               ---------------
SERVICES - COMPUTER SYSTEMS (0.7%)
eFunds Corp. + .......................          106,000             1,643,000
MCSi, Inc. + .........................            7,000               154,000
                                                               ---------------
                                                                    1,797,000
                                                               ---------------
SHIPPING (0.3%)
Alexander & Baldwin, Inc. ............           32,800               730,456
                                                               ---------------
SPECIALITY PRINTING (0.5%)
Topps Co., Inc. + ....................          117,200             1,201,300
                                                               ---------------
TOBACCO (0.4%)
Vector Group Ltd. ....................           26,125             1,060,936
                                                               ---------------
TRUCKERS (0.7%)
Landstar Systems, Inc. + .............           23,850             1,709,330
                                                               ---------------
WASTE MANAGEMENT (0.3%)
Stericycle, Inc. + ...................           18,100               868,800
                                                               ---------------

TOTAL COMMON STOCKS                                               220,481,049
 (COST $225,587,049)                                           ---------------

                                            PRINCIPAL
                                             AMOUNT
                                          --------------
SHORT-TERM INVESTMENTS (14.9%)
Federal Home Loan Bank, 2.46%,
 11/01/01.............................     $  8,501,000             8,501,000
Federal Home Loan Mortgage Corp.,
 2.37%, 11/13/01 .....................       11,000,000            10,991,310
Federal Home Loan Mortgage Corp.,
 2.38%, 11/06/01 .....................       18,000,000            17,994,050
U.S. Treasury Bill, 2.15%, 04/04/02 @           900,000               893,250
                                                               ---------------

TOTAL SHORT-TERM INVESTMENTS                                       38,379,610
 (COST $38,378,082)                                            ---------------

TOTAL INVESTMENTS
 (COST $263,965,131)(A)                                           258,860,659

OTHER ASSETS LESS LIABILITIES                                      (1,005,156)
                                                               ---------------

TOTAL NET ASSETS                                                 $257,855,503
                                                               ===============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $266,099,231. Unrealized gains and losses, based on identified tax cost at October 31, 2001, are as follows:

Unrealized gains...............................          $  14,263,794

Unrealized losses..............................            (21,502,366)
                                                         -------------
 Net unrealized loss...........................          $  (7,238,572)
                                                         =============


Information concerning open futures contracts at October 31, 2001 is shown below:
                                      NOTIONAL
                         NO. OF        MARKET      EXPIRATION     UNREALIZED
                        CONTRACTS      VALUE          DATE        GAIN/(LOSS)
                       -----------  ------------  ------------  ---------------
   LONG CONTRACTS
---------------------

Russell 2000 Index
Futures..............
                           39       $ 8,358,675      Dec 01     $    285,910
                                    ===========                 ============


+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at October 31, 2001.

REIT - Real Estate Investment Trust

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 25

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
VALUE OPPORTUNITY
--------------------------------------------------------------------------------

                                            NUMBER OF         MARKET
                                             SHARES           VALUE
                                           -----------     -----------
COMMON STOCKS (95.9%)
AEROSPACE/DEFENSE (1.7%)
Boeing Co. ........................           6,900        $   224,940
                                                           -----------
BANKS - MAJOR REGIONAL (2.7%)
Bank One Corp. ....................           7,000            232,330
PNC Financial Services Group ......           2,400            131,760
                                                           -----------
                                                               364,090
                                                           -----------
BROADCASTING - TV, RADIO & CABLE (1.9%)
Charter Communications, Inc. -
 Class A + ........................          17,800            251,692
                                                           -----------
CELLULAR/WIRELESS TELECOMMUNICATIONS (1.1%)
Western Wireless Corp. + ..........           4,900            142,933
                                                           -----------
CHEMICALS (3.2%)
Dow Chemical Co. ..................          12,800            425,600
                                                           -----------
COMPUTERS - HARDWARE (1.8%)
International Business Machines
 Corp. ............................           2,200            237,754
                                                           -----------
COMPUTERS SOFTWARE/SERVICES (5.4%)
Intuit Inc. + .....................           7,700            309,694
Microsoft Corp. + .................           7,050            409,957
                                                           -----------
                                                               719,651
                                                           -----------
ELECTRIC COMPANIES (3.0%)
Allegheny Energy, Inc. ............           6,100            222,955
Mirant Corp. + ....................           6,700            174,200
                                                           -----------
                                                               397,155
                                                           -----------
ELECTRONICS - DEFENSE (0.6%)
Raytheon Co. ......................           2,500             80,625
                                                           -----------
ELECTRONICS - SEMICONDUCTORS (1.8%)
Intel Corp. .......................           9,800            239,316
                                                           -----------
ENTERTAINMENT (3.0%)
AOL Time Warner Inc. + ............          12,850            401,049
                                                           -----------
FINANCIAL - DIVERSIFIED (12.6%)
Citigroup Inc. ....................          15,533            707,062
Fannie Mae ........................           4,800            388,608
Freddie Mac .......................           6,100            413,702
Principal Financial Group, Inc.
 (The) + ..........................           7,500            168,750
                                                           -----------
                                                             1,678,122
                                                           -----------
FOODS (1.0%)
General Mills, Inc. ...............           3,000            137,760
                                                           -----------
FOOTWEAR (1.4%)
NIKE, Inc. - Class B ..............           3,900            192,504
                                                           -----------
HEALTH CARE - DIVERSIFIED (2.3%)
American Home Products Corp. ......           5,400            301,482
                                                           -----------
HEALTH CARE - DRUGS/PHARMACEUTICALS (6.5%)
Merck & Co., Inc. .................           6,600            421,146
Pfizer, Inc. ......................          10,675            447,282
                                                           -----------
                                                               868,428
                                                           -----------
HEALTH CARE - HOSPITAL MANAGEMENT (1.2%)
Tenet Healthcare Corp. + ..........           2,850            163,932
                                                           -----------
HEALTH CARE - LONG TERM CARE (1.4%)
Manor Care, Inc. + ................           8,000            186,880
                                                           -----------
HEALTH CARE - MANAGED CARE (0.7%)
Anthem, Inc. + ....................           2,300             96,324
                                                           -----------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (4.0%)
AmerisourceBergen Corp. + .........           3,700        $   235,172
Varian Medical Systems, Inc. + ....           4,500            301,950
                                                           -----------
                                                               537,122
                                                           -----------
INSURANCE - MULTI-LINE (2.4%)
American International Group,
 Inc. .............................           4,000            314,400
                                                           -----------
INVESTMENT BANKING/BROKERAGE (1.4%)
Merrill Lynch & Co., Inc. .........           4,300            187,953
                                                           -----------
MANUFACTURING - DIVERSIFIED (6.4%)
Honeywell International Inc. ......          11,200            330,960
Tyco International Ltd. ...........          10,800            530,712
                                                           -----------
                                                               861,672
                                                           -----------
NATURAL GAS - DISTRIBUTION - PIPE LINE (2.7%)
Kinder Morgan, Inc. ...............           2,400            119,112
Williams Co.'s, Inc. (The) ........           8,300            239,621
                                                           -----------
                                                               358,733
                                                           -----------
OIL - DOMESTIC INTEGRATED (1.9%)
ChevronTexaco Corp. ...............           2,800            247,940
                                                           -----------
OIL - INTERNATIONAL INTEGRATED (3.3%)
Exxon Mobil Corp. .................          11,200            441,840
                                                           -----------
POWER PRODUCERS - INDEPENDENT (3.5%)
AES Corp. + .......................          19,000            263,150
Calpine Corp. + ...................           8,500            210,375
                                                           -----------
                                                               473,525
                                                           -----------
RETAIL - SPECIALITY (2.4%)
Toys "R" Us, Inc. + ...............          11,200            212,800
Venator Group, Inc. + .............           7,800            113,100
                                                           -----------
                                                               325,900
                                                           -----------
RETAIL STORES - FOOD CHAINS (1.4%)
Albertson's, Inc. .................           5,900            188,269
                                                           -----------
SERVICES - COMPUTER SYSTEMS (2.7%)
Electronic Data Systems Corp. .....           5,700            366,909
                                                           -----------
SERVICES - DATA PROCESSING (2.6%)
First Data Corp. ..................           5,150            347,986
                                                           -----------
TELEPHONE (3.5%)
SBC Communications, Inc. ..........           5,700            217,227
Verizon Communications ............           4,900            244,069
                                                           -----------
                                                               461,296
                                                           -----------
TOBACCO (1.7%)
Philip Morris Co. Inc. ............           4,800            224,640
                                                           -----------
WASTE MANAGEMENT (2.7%)
Waste Management, Inc. ............          14,600            357,700
                                                           -----------
TOTAL COMMON STOCKS
 (COST $13,335,169) ...............                         12,806,122
                                                           -----------

26 See Notes to Portfolio of Investments.

                                            PRINCIPAL        MARKET
                                             AMOUNT          VALUE
                                           -----------     ----------
SHORT-TERM INVESTMENTS (5.2%)
Federal Home Loan Bank, 2.46%,
 11/01/01 .........................        $693,000        $   693,000
                                                           -----------
TOTAL SHORT-TERM INVESTMENT
 (COST $693,000)                                               693,000
                                                           -----------
TOTAL INVESTMENTS (COST $14,028,169)(A)                     13,499,122
OTHER ASSETS LESS LIABILITIES                                 (147,951)
                                                           -----------
TOTAL NET ASSETS                                           $13,351,171
                                                           ===========


NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $14,187,786. Unrealized gains and losses, based on identified tax cost at October 31, 2001, are as follows:

Unrealized gains ....................................      $   617,871
Unrealized losses ...................................       (1,306,535)
                                                           -----------
 Net unrealized loss ................................      $  (688,664)
                                                           ===========

+ Non-income producing security.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 27

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
TECHNOLOGY
-------------------------------------------------------------------------------

                                                NUMBER OF          MARKET
                                                 SHARES             VALUE
                                              -----------      --------------
COMMON STOCKS (94.2%)
COMPUTERS - HARDWARE (10.9%)
Brocade Communications Systems, Inc. +.......      13,700         $   336,335
Compaq Computer Corp. .......................      28,950             253,312
Dell Computer Corp. + .......................      22,200             532,356
                                                                  -----------
                                                                    1,122,003
                                                                  -----------
COMPUTERS - NETWORKING (3.4%)
Cisco Systems, Inc. + .......................      20,950             354,474
                                                                  -----------
COMPUTERS SOFTWARE/SERVICES (23.2%)
Cadence Design Systems, Inc. +...............       9,700             205,058
Check Point Software Technologies Ltd. +.....       6,650             196,308
Intuit Inc. + ...............................       9,500             382,090
Microsoft Corp. + ...........................       8,500             494,275
Network Associates, Inc. +...................      28,200             541,440
Oracle Corp. + ..............................      13,600             184,416
Symantec Corp. + ............................       6,950             382,180
                                                                  -----------
                                                                    2,385,767
                                                                  -----------
ELECTRICAL EQUIPMENT (8.7%)
Flextronics International Ltd. +.............      19,400             386,060
KEMET Corp. + ...............................      17,500             312,900
Vishay Intertechnology, Inc. +...............      10,550             199,079
                                                                  -----------
                                                                      898,039
                                                                  -----------
ELECTRONICS - SEMICONDUCTORS (19.1%)
Intel Corp. .................................      20,500             500,610
LSI Logic Corp. + ...........................      24,450             414,427
Micron Technology, Inc. +....................      18,700             425,612
Taiwan Semiconductor Manufacturing Co.
 Ltd. + .....................................      17,050             220,116
Texas Instruments, Inc.......................       7,900             221,121
Xilinx, Inc. + ..............................       6,100             185,562
                                                                  -----------
                                                                    1,967,448
                                                                  -----------
ENTERTAINMENT (2.5%)
AOL Time Warner Inc. +.......................       8,200             255,922
                                                                  -----------
EQUIPMENT - SEMICONDUCTORS (10.3%)
Applied Materials, Inc. +....................      12,150             414,436
Lam Research Corp. + ........................      18,600             352,656
Novellus Systems, Inc. +.....................       8,750             289,013
                                                                  -----------
                                                                    1,056,105
                                                                  -----------
MANUFACTURING - SPECIALIZED (3.2%)
Jabil Circuit, Inc. + .......................      15,600             330,720
                                                                  -----------
RETAIL - COMPUTERS & ELECTRONICS (5.8%)
Best Buy Co., Inc. + ........................       3,800             208,620
CDW Computer Centers, Inc. +.................       8,350             384,518
                                                                  -----------
                                                                      593,138
                                                                  -----------
SERVICES - COMMERCIAL & CONSUMER (0.4%)
Accenture Ltd. + ............................       2,300              40,411
                                                                  -----------
SERVICES - COMPUTER SYSTEMS (3.6%)
Computer Sciences Corp. +....................      10,200             366,282
                                                                  -----------
TELEPHONE (3.1%)
Verizon Communications.......................       6,300         $   313,803
                                                                  -----------
TOTAL COMMON STOCKS (COST $11,043,133)                              9,684,112
                                                                  -----------
TOTAL INVESTMENTS (COST $11,043,133)(A)                             9,684,112
OTHER ASSETS LESS LIABILITIES                                         594,454
                                                                  -----------
TOTAL NET ASSETS                                                  $10,278,566
                                                                  ===========

NOTE TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $11,409,092. Unrealized gains and losses, based on identified tax cost at October 31, 2001, are as follows:

Unrealized gains.............................                    $   509,098
Unrealized losses............................                     (2,234,078)
                                                                 -----------
 Net unrealized loss.........................                    $(1,724,980)
                                                                 ============


+ Non-income producing security.

Category percentages are based on net assets.

28 See Notes to Financial Statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

CAPITAL APPRECIATION FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value ..........................................
Cash ..................................................................
Cash denominated in foreign currencies.................................
Receivable for:
 Dividends and interest ...............................................
 Investments sold .....................................................
 Fund shares sold .....................................................
 Recoverable foreign taxes.............................................
 Variation margin .....................................................
 Reimbursement from Investment Adviser ................................
     Total assets .....................................................

LIABILITIES:
Payable for:
 Investments purchased ................................................
 Fund shares redeemed .................................................
 Investment advisory fees..............................................
 Administration service fees...........................................
 Distribution and shareholder service fees.............................
Other liabilities .....................................................
     Total liabilities ................................................

     NET ASSETS .......................................................

NET ASSETS REPRESENTED BY:
Paid-in capital .......................................................
Net unrealized loss on investments ....................................
Undistributed net investment income ...................................
Accumulated net realized loss on investments ..........................

     NET ASSETS .......................................................

Cost of investments ...................................................
Cost of cash denominated in foreign currencies.........................


30 See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------
         GROWTH       INTERNATIONAL  SMALL COMPANY   VALUE OPPORTUNITY     TECHNOLOGY
     -------------    -------------  -------------   -----------------    -------------

     $ 234,274,875    $ 83,077,766    $258,860,659      $13,499,122       $  9,684,112
               631             121             575               87            581,727
                --       1,098,822              --               --                 --

            53,046          99,392          52,131            5,798             10,021
         1,752,317       1,751,229       7,582,222               --                 --
            18,288         306,903          70,612            1,823             23,469
                --          74,822              --               --                 --
                --              --         154,050               --                 --
                --          18,597              --           13,289             11,534
     -------------    ------------    ------------      -----------       ------------
       236,099,157      86,427,652     266,720,249       13,520,119         10,310,863
     -------------    ------------    ------------      -----------       ------------



         2,575,156       2,410,880       7,538,845           82,800                 --
         1,173,900          29,639       1,002,717           58,629              6,229
           141,892          62,033         184,529            7,988              8,842
            20,169           7,298          21,714            1,141                842
            23,351          14,528          18,832            3,264              3,164
            42,605          89,747          98,109           15,126             13,220
     -------------    ------------    ------------      -----------       ------------
         3,977,073       2,614,125       8,864,746          168,948             32,297
     -------------    ------------    ------------      -----------       ------------
     $ 232,122,084    $ 83,813,527    $257,855,503      $13,351,171       $ 10,278,566
     =============    ============    ============      ===========       ============


     $ 345,205,306    $143,729,004    $277,735,894      $14,425,012       $ 22,182,952
        (6,281,464)     (5,003,126)     (4,818,562)        (529,047)        (1,359,021)
                --              --         644,885               --                 --
      (106,801,758)    (54,912,351)    (15,706,714)        (544,794)       (10,545,365)
     -------------    ------------    ------------      -----------       ------------
     $ 232,122,084    $ 83,813,527    $257,855,503      $13,351,171       $ 10,278,566
     =============    ============    ============      ===========       ============

     $ 240,556,339    $ 88,084,549    $263,965,131      $14,028,169       $ 11,043,133
     $          --    $  1,099,337    $         --      $        --       $         --


                                           See Notes to Financial Statements. 31

CAPITAL APPRECIATION FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
OCTOBER 31, 2001
-------------------------------------------------------------------------------

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
 Outstanding ................................................................
 Net Assets .................................................................
 Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .............................................

Class A:
 Outstanding ................................................................
 Net Assets .................................................................
 Net Asset Value and redemption price per share (net assets divided by shares outstanding) ........................................................
 Offering price (net asset value divided by 1 minus maximum sales load)

Class B:
 Outstanding ................................................................
 Net Assets .................................................................
 Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .............................................

Class C:
 Outstanding ................................................................
 Net Assets .................................................................
 Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .............................................

Class O:
 Outstanding ................................................................
 Net Assets .................................................................
 Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .............................................


32 See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------
         GROWTH       INTERNATIONAL    SMALL COMPANY   VALUE OPPORTUNITY     TECHNOLOGY
     --------------   --------------  ---------------  -----------------  ----------------


        11,819,973       3,793,589       13,941,559            31,120           215,012
      $141,232,137     $27,776,662     $183,568,712       $   319,879        $  838,576
      $      11.95     $      7.32     $      13.17       $     10.28        $     3.90



         7,323,520       7,205,510        5,421,471         1,201,131         1,912,233
      $ 85,408,620     $52,391,806     $ 69,074,363       $12,293,566        $7,425,172
      $      11.66     $      7.27     $      12.74       $     10.23        $     3.88
      $      12.37     $      7.71     $      13.52       $     10.85        $     4.12





           272,637         148,150           90,187            34,403           319,206
      $  3,213,168     $ 1,069,268     $  1,172,827       $   349,510        $1,224,325
      $      11.79     $      7.22     $      13.00       $     10.16        $     3.84



           194,172         355,557          311,884            38,410           198,072
      $  2,268,159     $ 2,557,362     $  4,039,601       $   388,216        $  760,087
      $      11.68     $      7.19     $      12.95       $     10.11        $     3.84



                --           2,533               --                --             7,792
      $         --     $    18,429     $         --       $        --        $   30,406
      $         --     $      7.28     $         --       $        --        $     3.90

                                           See Notes to Financial Statements. 33

CAPITAL APPRECIATION FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED OCTOBER 31, 2001
-------------------------------------------------------------------------------


INVESTMENT INCOME:

Dividends ............................................................
Interest .............................................................

Foreign taxes withheld on dividends, net of reclaims .................
     Total investment income .........................................
INVESTMENT EXPENSES:
Investment advisory fees .............................................
Administrative service fees ..........................................
Distribution plan fee - Class A ......................................
Distribution plan fee - Class B ......................................
Distribution plan fee - Class C ......................................
Shareholder service fee - Class B ....................................
Shareholder service fee - Class C ....................................
Shareholder service fee - Class O ....................................
Printing and postage fees ............................................
Custody fees .........................................................
Transfer agent fees ..................................................
Audit and tax fees ...................................................
Directors' fees ......................................................
Registration fees ....................................................
Miscellaneous expenses ...............................................
Expenses before reimbursement and waiver from Investment Adviser .....
Expense reimbursement and waiver from Investment Adviser .............
     Net investment expenses .........................................
Net investment income (loss) .........................................
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments .........................................................
 Futures and forward foreign currency exchange contracts .............
 Foreign currency related transactions...............................
     Net realized loss on investments ................................
Net change in unrealized gain or loss on:
 Investments .........................................................
 Futures and forward foreign currency exchange contracts .............
 Foreign currency related transactions ...............................
     Net change in unrealized gain or loss on investments ............
Net realized and change in unrealized loss on investments ............
Net decrease in net assets resulting from operations .................


34 See Notes to Financial Statements.

             GROWTH       INTERNATIONAL   SMALL COMPANY   VALUE OPPORTUNITY    TECHNOLOGY
             ------       -------------   -------------   -----------------    ----------

         $   1,217,749    $  1,476,025    $  1,854,191      $   123,602       $    16,887
               634,444          78,636       2,280,525           29,313            28,832
         -------------    ------------    ------------      -----------       -----------
             1,852,193       1,554,661       4,134,716          152,915            45,719
                (2,130)       (196,776)         (3,379)              --              (377)
         -------------    ------------    ------------      -----------       -----------
             1,850,063       1,357,885       4,131,337          152,915            45,342
         -------------    ------------    ------------      -----------       -----------

             2,018,085         951,329       2,201,853           85,534           120,273
               291,274          70,533         259,607           12,219            11,455
               240,062         171,854         157,975           25,243            17,782
                32,085           9,858           9,178            2,093            12,345
                23,258          40,636          44,157            3,039            12,013
                10,695           3,287           3,059              698             4,115
                 7,753          13,550          14,719            1,013             4,004
                    --               7              --               --                 8
                30,756          17,343          38,843            5,063             6,581
                15,260         244,057          30,060           10,170             3,855
               185,734         127,803         208,582           31,608            67,582
                22,172          24,872          22,471           21,200            20,828
                10,425           3,221           8,006              359               408
                65,694          67,160          54,642           46,394            37,978
                15,594           3,672          12,806              563             1,385
         -------------    ------------    ------------      -----------       -----------
             2,968,847       1,749,182       3,065,958          245,196           320,612
                    --              --              --          (78,542)          (98,194)
         -------------    ------------    ------------      -----------       -----------
             2,968,847       1,749,182       3,065,958          166,654           222,418
         -------------    ------------    ------------      -----------       -----------
            (1,118,784)       (391,297)      1,065,379          (13,739)         (177,076)
         -------------    ------------    ------------      -----------       -----------


          (101,748,293)    (49,604,164)    (11,671,280)        (471,887)       (8,180,912)
                    --        (159,411)     (3,500,483)         (60,370)               --
                    --          89,916         (18,552)              --                --
         -------------    ------------    ------------      -----------       -----------
          (101,748,293)    (49,673,659)    (15,190,315)        (532,257)       (8,180,912)
         -------------    ------------    ------------      -----------       -----------



           (55,830,159)      3,433,979     (11,939,614)      (1,888,862)         (893,063)
                    --              --       1,904,753               --                --
                    --          10,566            (392)              --                --
         -------------    ------------    ------------      -----------       -----------
           (55,830,159)      3,444,545     (10,035,253)      (1,888,862)         (893,063)
         -------------    ------------    ------------      -----------       -----------
          (157,578,452)    (46,229,114)    (25,225,568)      (2,421,119)       (9,073,975)
         -------------    ------------    ------------      -----------       -----------
         $(158,697,236)   $(46,620,411)   $(24,160,189)     $(2,434,858)      $(9,251,051)
         =============    ============    ============      ===========       ===========



                                           See Notes to Financial Statements. 35

CAPITAL APPRECIATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         GROWTH
                                           -----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2001   OCTOBER 31, 2000
                                           ----------------   ----------------
FROM OPERATIONS:
Net investment loss .....................   $  (1,118,784)     $    (645,477)
Net realized gain (loss) on
 investments ............................    (101,748,293)        39,875,920
Net change in unrealized gain or loss on
 investments ............................     (55,830,159)         4,412,913
                                            -------------      -------------
    Net increase (decrease) in net assets
     resulting from operations ..........    (158,697,236)        43,643,356
                                            -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net realized gains on
  investments ...........................     (25,668,210)       (27,940,871)
 From in excess of net realized gains on
  investments ...........................      (3,401,839)                --
Class A:
 From net realized gains on
  investments ...........................     (11,501,569)        (8,441,635)
 From in excess of net realized gains on
  investments ...........................      (1,524,317)                --
Class B:
 From net realized gains on
  investments ...........................        (560,423)          (282,837)
 From in excess of net realized gains on
  investments ...........................         (74,273)                --
Class C:
 From net realized gains on
  investments ...........................        (402,720)          (206,145)
 From in excess of net realized gains on
  investments ...........................         (53,373)                --
                                            -------------      -------------
 Decrease in net assets from
  distributions to shareholders .........     (43,186,724)       (36,871,488)
                                            -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold ..............      31,425,583         67,678,774
 Net asset value of shares issued upon
  reinvestment of distributions .........      29,061,689         27,912,381
 Payments for shares redeemed ...........     (41,984,173)       (53,520,767)
Class A:
 Proceeds from shares sold ..............      51,605,456        193,137,350
 Net asset value of shares issued upon
  reinvestment of distributions .........      12,993,621          8,427,695
 Payments for shares redeemed ...........     (36,349,919)      (137,453,196)
Class B:
 Proceeds from shares sold ..............         974,284          3,928,054
 Net asset value of shares issued upon
  reinvestment of distributions .........         623,769            271,514
 Payments for shares redeemed ...........      (1,107,212)          (344,354)
Class C:
 Proceeds from shares sold ..............         956,316          2,486,376
 Net asset value of shares issued upon
  reinvestment of distributions .........         416,443            203,067
 Payments for shares redeemed ...........        (800,553)          (239,774)
                                            -------------      -------------
 Net increase in net assets from fund
  share transactions ....................      47,815,304        112,487,120
                                            -------------      -------------
Net change in net assets ................    (154,068,656)       119,258,988
NET ASSETS:
Beginning of period .....................     386,190,740        266,931,752
                                            -------------      -------------
End of period ...........................   $ 232,122,084      $ 386,190,740
                                            =============      =============
End of period net assets includes
 undistributed net investment income ....   $          --      $          --
                                            =============      =============

36 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                         GROWTH
                                           -----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2001   OCTOBER 31, 2000
                                           ----------------   ----------------
SHARE TRANSACTIONS:
Class I:
 Number of shares sold ..................       2,001,871          2,842,749
 Number of shares issued upon
  reinvestment of distributions .........       1,601,195          1,307,371
 Number of shares redeemed ..............      (2,845,165)        (2,236,358)
                                            -------------      -------------
 Net increase ...........................         757,901          1,913,762
                                            =============      =============
Class A:
 Number of shares sold ..................       3,468,148          8,407,083
 Number of shares issued upon
  reinvestment of distributions .........         732,037            402,276
 Number of shares redeemed ..............      (2,318,382)        (5,956,284)
                                            -------------      -------------
 Net increase ...........................       1,881,803          2,853,075
                                            =============      =============
Class B:
 Number of shares sold ..................          59,106            167,418
 Number of shares issued upon
  reinvestment of distributions .........          34,539             12,758
 Number of shares redeemed ..............         (72,440)           (14,445)
                                            -------------      -------------
 Net increase ...........................          21,205            165,731
                                            =============      =============
Class C:
 Number of shares sold ..................          55,038            106,595
 Number of shares issued upon
  reinvestment of distributions .........          23,265              9,606
 Number of shares redeemed ..............         (55,146)           (10,153)
                                            -------------      -------------
 Net increase ...........................          23,157            106,048
                                            =============      =============

                                           See Notes to Financial Statements. 37

CAPITAL APPRECIATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                     INTERNATIONAL
                                           -----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2001   OCTOBER 31, 2000
                                           ----------------   ----------------

FROM OPERATIONS:
Net investment loss .....................   $    (391,297)     $    (640,127)
Net realized gain (loss) on investments..     (49,673,659)        16,487,945
Net change in unrealized gain or loss on
 investments.............................       3,444,545        (16,779,655)
                                            -------------      -------------
 Net decrease in net assets resulting
 from operations.........................     (46,620,411)          (931,837)
                                            -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net realized gains on investments..      (4,923,636)        (4,975,964)
 From in excess of net realized gains on
  investments............................      (1,766,413)                --
Class A:
 From net realized gains on investments..      (8,962,691)        (4,347,608)
 From in excess of net realized gains on
  investments............................      (3,215,472)                --
Class B:
 From net realized gains on investments..        (168,046)           (33,790)
 From in excess of net realized gains on
  investments............................         (60,288)                --
Class C:
 From net realized gains on investments..        (867,346)         (162,631)
 From in excess of net realized gains on
  investments............................        (311,171)                --
                                            -------------      -------------
 Decrease in net assets from
 distributions to shareholders...........     (20,275,063)        (9,519,993)
                                            -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold...............     127,785,284        126,629,677
 Net asset value of shares issued upon
  reinvestment of distributions..........       6,636,810          4,928,139
 Payments for shares redeemed............    (131,464,716)      (126,989,433)
Class A:
 Proceeds from shares sold...............     174,356,680        132,804,691
 Net asset value of shares issued upon
  reinvestment of distributions..........      11,872,508          4,187,219
 Payments for shares redeemed............    (176,392,063)       (80,832,997)
Class B:
 Proceeds from shares sold...............         421,693          1,802,974
 Net asset value of shares issued upon
  reinvestment of distributions..........         223,457             33,222
 Payments for shares redeemed............        (372,937)          (167,226)
Class C:
 Proceeds from shares sold...............       7,013,724         11,206,376
 Net asset value of shares issued upon
  reinvestment of distributions..........         650,817            132,896
 Payments for shares redeemed............      (9,745,545)        (2,866,770)
Class O:
 Proceeds from shares sold...............          19,227                 --
                                            -------------      -------------
 Net increase in net assets from fund
 share transactions......................      11,004,939         70,868,768
                                            -------------      -------------
Net change in net assets.................     (55,890,535)        60,416,938
NET ASSETS:
Beginning of period......................     139,704,062         79,287,124
                                            -------------      -------------
End of period............................   $  83,813,527      $ 139,704,062
                                            =============      =============
End of period net assets includes
 undistributed net investment income.....   $          --      $          --
                                            =============      =============

38 See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                     INTERNATIONAL
                                           -----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2001   OCTOBER 31, 2000
                                           ----------------   ----------------
SHARE TRANSACTIONS:
Class I:
 Number of shares sold...................      13,832,940          7,984,698
 Number of shares issued upon
  reinvestment of distributions..........         628,485            335,248
 Number of shares redeemed...............     (14,106,481)        (7,972,982)
                                            -------------      -------------
 Net increase............................         354,944            346,964
                                            =============      =============
Class A:
 Number of shares sold...................      17,963,861          8,553,589
 Number of shares issued upon
  reinvestment of distributions..........       1,102,769            285,427
 Number of shares redeemed...............     (18,025,517)        (5,228,852)
                                            -------------      -------------
 Net increase............................       1,041,113          3,610,164
                                            =============      =============
Class B:
 Number of shares sold...................          44,605            112,825
 Number of shares issued upon
  reinvestment of distributions..........          21,261              2,293
 Number of shares redeemed...............         (38,173)           (11,085)
                                            -------------      -------------
 Net increase............................          27,693            104,033
                                            =============      =============
Class C:
 Number of shares sold...................         691,552            691,503
 Number of shares issued upon
  reinvestment of distributions..........          61,091              9,078
 Number of shares redeemed...............      (1,008,687)          (188,333)
                                            -------------      -------------
 Net increase (decrease).................        (256,044)           512,248
                                            =============      =============
Class O:
 Number of shares sold...................           2,533                 --
                                            -------------      -------------
 Net increase............................           2,533                 --
                                            =============      =============



                                           See Notes to Financial Statements. 39

CAPITAL APPRECIATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                     SMALL COMPANY
                                           -----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2001   OCTOBER 31, 2000
                                           ----------------   ----------------

FROM OPERATIONS:
Net investment income ...................   $  1,065,379       $    760,719
Net realized gain (loss) on investments..    (15,190,315)        12,045,246
Net change in unrealized gain or loss on
 investments.............................    (10,035,253)           837,092
                                            ------------       ------------
    Net increase (decrease) in net assets
 resulting from operations...............    (24,160,189)        13,643,057
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income..............       (957,154)          (163,951)
 From net realized gains on investments..     (8,863,889)        (4,075,489)
 From in excess of net realized gains on
  investments............................       (374,026)                --
Class A:
 From net investment income..............       (197,419)           (20,483)
 From net realized gains on investments..     (2,812,099)        (1,391,975)
 From in excess of net realized gains on
  investments............................       (118,661)                --
Class B:
 From net realized gains on investments..        (60,489)           (10,671)
 From in excess of net realized gains on
  investments............................         (2,552)                --
Class C:
 From net realized gains on investments..       (301,911)          (152,152)
 From in excess of net realized gains on
  investments............................        (12,740)                --
                                            ------------       ------------
 Decrease in net assets from
 distributions to shareholders...........    (13,700,940)        (5,814,721)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold...............     76,763,648        167,417,205
 Net asset value of shares issued upon
  reinvestment of distributions..........     10,186,181          4,218,800
 Payments for shares redeemed............    (63,806,722)       (40,994,374)
Class A:
 Proceeds from shares sold...............     34,266,146         83,850,353
 Net asset value of shares issued upon
  reinvestment of distributions..........      3,034,912          1,368,208
 Payments for shares redeemed............    (20,967,971)       (41,715,002)
Class B:
 Proceeds from shares sold...............        465,299          1,391,697
 Net asset value of shares issued upon
  reinvestment of distributions..........         62,688             10,671
 Payments for shares redeemed............       (409,476)          (198,253)
Class C:
 Proceeds from shares sold...............      1,653,566          6,240,254
 Net asset value of shares issued upon
  reinvestment of distributions..........        206,516            120,481
 Payments for shares redeemed............     (3,707,516)        (1,282,382)
                                            ------------       ------------
 Net increase in net assets from fund
 share transactions......................     37,747,271        180,427,658
                                            ------------       ------------
Net change in net assets.................       (113,858)       188,255,994
NET ASSETS:
Beginning of period......................    257,969,361         69,713,367
                                            ------------       ------------
End of period............................   $257,855,503       $257,969,361
                                            ============       ============
End of period net assets includes
 undistributed net investment income.....   $    644,885       $    725,659
                                            ============       ============


40 See Notes to Financial Statements.

                                                     SMALL COMPANY
                                           -----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2001   OCTOBER 31, 2000
                                           ----------------   ----------------

SHARE TRANSACTIONS:
Class I:
 Number of shares sold...................      5,532,120         10,439,932
 Number of shares issued upon
  reinvestment of distributions..........        765,303            326,786
 Number of shares redeemed...............     (4,695,857)        (2,555,320)
                                            ------------       ------------
 Net increase............................      1,601,566          8,211,398
                                            ============       ============
Class A:
 Number of shares sold...................      2,551,500          5,441,567
 Number of shares issued upon
  reinvestment of distributions..........        234,829            109,107
 Number of shares redeemed...............     (1,532,427)        (2,726,128)
                                            ------------       ------------
 Net increase............................      1,253,902          2,824,546
                                            ============       ============
Class B:
 Number of shares sold...................         33,313             84,286
 Number of shares issued upon
  reinvestment of distributions..........          4,728                828
 Number of shares redeemed...............        (30,249)           (13,127)
                                            ------------       ------------
 Net increase............................          7,792             71,987
                                            ============       ============
Class C:
 Number of shares sold...................        120,388            370,463
 Number of shares issued upon
  reinvestment of distributions..........         15,633              9,391
 Number of shares redeemed...............       (272,165)           (85,531)
                                            ------------       ------------
 Net increase (decrease).................       (136,144)           294,323
                                            ============       ============

                                           See Notes to Financial Statements. 41

CAPITAL APPRECIATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                   VALUE OPPORTUNITY
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2001   OCTOBER 31, 2000
                                           ----------------   ----------------

FROM OPERATIONS:
Net investment loss .....................    $   (13,739)       $    (9,265)
Net realized gain (loss) on investments..       (532,257)         1,598,154
Net change in unrealized gain or loss on
 investments.............................     (1,888,862)           151,176
                                             -----------        -----------
    Net increase (decrease) in net assets
 resulting from operations...............     (2,434,858)         1,740,065
                                             -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income..............         (4,400)           (15,077)
 From net realized gains on investments..       (449,258)          (347,202)
 From in excess of net realized gains on
  investments............................         (4,240)                --
Class A:
 From net investment income..............             --               (737)
 From net realized gains on investments..     (1,051,881)           (66,814)
 From in excess of net realized gains on
  investments............................         (9,928)                --
Class B:
 From net realized gains on investments..        (21,190)           (11,560)
 From in excess of net realized gains on
  investments............................           (200)                --
Class C:
 From net realized gains on investments..        (62,250)           (19,875)
 From in excess of net realized gains on
  investments............................           (588)                --
                                             -----------        -----------
 Decrease in net assets from
 distributions to shareholders...........     (1,603,935)          (461,265)
                                             -----------        -----------
FROM FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold...............        127,450             99,932
 Net asset value of shares issued upon
  reinvestment of distributions..........         42,283             12,877
 Payments for shares redeemed............     (2,758,702)        (2,309,226)
Class A:
 Proceeds from shares sold...............      9,124,062          6,228,731
 Net asset value of shares issued upon
  reinvestment of distributions..........      1,034,226             57,263
 Payments for shares redeemed............     (1,778,681)        (1,282,727)
Class B:
 Proceeds from shares sold...............        329,376             73,775
 Net asset value of shares issued upon
  reinvestment of distributions..........         21,390              4,435
 Payments for shares redeemed............        (58,732)          (128,642)
Class C:
 Proceeds from shares sold...............        262,232            119,672
 Net asset value of shares issued upon
  reinvestment of distributions..........         45,614             12,791
 Payments for shares redeemed............       (238,557)           (26,498)
                                             -----------        -----------
 Net increase in net assets from fund
 share transactions......................      6,151,961          2,862,383
                                             -----------        -----------
Net change in net assets.................      2,113,168          4,141,183
NET ASSETS:
Beginning of period......................     11,238,003          7,096,820
                                             -----------        -----------
End of period............................    $13,351,171        $11,238,003
                                             ===========        ===========
End of period net assets includes
 undistributed net investment income.....    $        --        $        --
                                             ===========        ===========


42 See Notes to Financial Statements.

                                                   VALUE OPPORTUNITY
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2001   OCTOBER 31, 2000
                                           ----------------   ----------------
SHARE TRANSACTIONS:
Class I:
 Number of shares sold...................         10,264              7,341
 Number of shares issued upon
  reinvestment of distributions..........          3,580              1,005
 Number of shares redeemed...............       (226,784)          (176,432)
                                             -----------        -----------
 Net decrease............................       (212,940)          (168,086)
                                             ===========        ===========
Class A:
 Number of shares sold...................        777,580            492,174
 Number of shares issued upon
  reinvestment of distributions..........         87,721              4,474
 Number of shares redeemed...............       (152,146)           (94,991)
                                             -----------        -----------
 Net increase............................        713,155            401,657
                                             ===========        ===========
Class B:
 Number of shares sold...................         27,740              5,478
 Number of shares issued upon
  reinvestment of distributions..........          1,816                347
 Number of shares redeemed...............         (5,546)            (9,743)
                                             -----------        -----------
 Net increase (decrease).................         24,010             (3,918)
                                             ===========        ===========
Class C:
 Number of shares sold...................         22,928              9,296
 Number of shares issued upon
  reinvestment of distributions..........          3,892              1,003
 Number of shares redeemed...............        (20,790)            (1,955)
                                             -----------        -----------
 Net increase............................          6,030              8,344
                                             ===========        ===========

                                           See Notes to Financial Statements. 43

CAPITAL APPRECIATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                     TECHNOLOGY
                                        -------------------------------------
                                                               PERIOD FROM
                                                              MARCH 1, 2000
                                                            (COMMENCEMENT OF
                                           YEAR ENDED          OPERATIONS)
                                        OCTOBER 31, 2001   TO OCTOBER 31, 2000
                                        ----------------   -------------------
FROM OPERATIONS:
Net investment loss ..................    $  (177,076)        $  (131,380)
Net realized loss on investments......     (8,180,912)         (2,364,453)
Net change in unrealized gain or loss
 on investments.......................       (893,063)           (465,958)
                                          -----------         -----------
 Net decrease in net assets resulting
  from operations.....................     (9,251,051)         (2,961,791)
                                          -----------         -----------
FROM FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold............        391,262           4,224,743
 Payments for shares redeemed.........       (184,735)         (2,427,168)
Class A:
 Proceeds from shares sold............      9,447,102          11,180,068
 Payments for shares redeemed.........     (4,249,535)         (2,098,421)
Class B:
 Proceeds from shares sold............        631,390           3,049,385
 Payments for shares redeemed.........       (324,810)           (239,092)
Class C:
 Proceeds from shares sold............        264,134           4,937,412
 Payments for shares redeemed.........     (1,249,109)           (890,963)
Class O:
 Proceeds from shares sold............         29,745                  --
                                          -----------         -----------
 Net increase in net assets from fund
  share transactions..................      4,755,444          17,735,964
                                          -----------         -----------
Net change in net assets..............     (4,495,607)         14,774,173
NET ASSETS:
Beginning of period...................     14,774,173                  --
                                          -----------         -----------
End of period.........................    $10,278,566         $14,774,173
                                          ===========         ===========
End of period net assets includes
 undistributed net investment income..    $        --         $        --
                                          ===========         ===========


 44 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                     Technology
                                       --------------------------------------
                                                             Period From
                                                             March 1, 2000
                                                           (Commencement of
                                          Year Ended          Operations)
                                       October 31, 2001   to October 31, 2000
                                       ----------------   -------------------
SHARE TRANSACTIONS:
Class I:
  Number of shares sold...............         66,202             417,942
  Number of shares redeemed...........        (34,073)           (235,059)
                                          -----------         -----------
 Net increase.........................         32,129             182,883
                                          ===========         ===========
Class A:
  Number of shares sold...............      1,833,369           1,098,617
  Number of shares redeemed...........       (805,284)           (214,469)
                                          -----------         -----------
 Net increase.........................      1,028,085             884,148
                                          ===========         ===========
Class B:
  Number of shares sold...............        106,953             298,046
  Number of shares issued upon
  reinvestment of distributions.......          1,478                  --
  Number of shares redeemed...........        (62,613)            (24,658)
                                          -----------         -----------
 Net increase.........................         45,818             273,388
                                          ===========         ===========
Class C:
  Number of shares sold...............         42,005             482,820
  Number of shares redeemed...........       (231,907)            (94,846)
                                          -----------         -----------
 Net increase (decrease)..............       (189,902)            387,974
                                          ===========         ===========
Class O:
  Number of shares sold...............          7,792                  --
                                          -----------         -----------
 Net increase.........................          7,792                  --
                                          ===========         ===========

                                           See Notes to Financial Statements. 45

CAPITAL APPRECIATION FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001
--------------------------------------------------------------------------------

1. ORGANIZATION


Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds, each of which has its own investment objective, policies and restrictions.

This report covers five funds, (each a Fund; collectively, the Funds), Aetna Growth Fund (Growth), Aetna International Fund (International), Aetna Small Company Fund (Small Company), Aetna Value Opportunity Fund (Value Opportunity) and Aetna Technology Fund (Technology).

The Funds offer five classes of shares, Class I, Class A, Class B, Class C, and Class O. Class I is offered principally to institutions. Class O is offered to customers purchasing shares through ING DIRECT Securities, Inc., a subsidiary of ING Groep N.V. (ING). Information regarding sales charges and fees pursuant to Rule 12b-1 of the Act are as follows:

  CLASS I: No sales charges or distribution fees.

  CLASS A: Generally, subject to a front-end sales charge; distribution fees of 0.25% of average net assets of the class per year.

  CLASS B: No front-end sales charge; contingent deferred sales charge (CDSC) applies if you sell your shares within six years of purchase; distribution fees of 0.75%; service fees of 0.25%; automatic conversion to Class A shares after eight years.

  CLASS C: No front-end sales charge; CDSC on redemptions made within 18 months of purchase; distribution fees of 0.75%; service fees of 0.25%.

  CLASS O: No front-end sales charge; no distribution fees; service fees of 0.25%.

Shares in each Class were first made available to the public on the following dates:

                             CLASS I              CLASS A             CLASS B          CLASS C           CLASS O
                             -------              -------             -------          -------           -------
GROWTH                   January 4, 1994       April 15, 1994      March 1, 1999    June 30, 1998          N/A
INTERNATIONAL           December 27, 1991      April 15, 1994      March 1, 1999    June 30, 1998     August 1, 2001
SMALL COMPANY            January 4, 1994       April 15, 1994      March 1, 1999    June 30, 1998          N/A
VALUE OPPORTUNITY       February 2, 1998      February 2, 1998     March 1, 1999    June 30, 1998          N/A
TECHNOLOGY                March 1, 2000        March 1, 2000       March 1, 2000    March 1, 2000     August 6, 2001

The following is each Fund's investment objective:

  GROWTH seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

  INTERNATIONAL seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America. International will not target any given level of current income.

  SMALL COMPANY seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

  VALUE OPPORTUNITY seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

  TECHNOLOGY seeks long-term capital appreciation.

On December 13, 2000, Aetna Inc. (Aetna), the indirect parent company of Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Funds, and Aeltus Capital, Inc. (ACI), each Funds principal underwriter, sold certain of its financial services and international businesses, including Aeltus and ACI, to ING. Aeltus and ACI are indirect wholly owned subsidiaries of ING. ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Funds have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the last bid and asked prices. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Funds may invest in financial futures contracts as a hedge against their existing securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally,

CAPITAL APPRECIATION FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001
--------------------------------------------------------------------------------

futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, certain futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. DELAYED DELIVERY TRANSACTIONS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

E. FEDERAL INCOME TAXES

Each Fund intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, each Fund will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal taxes.

--------------------------------------------------------------------------------

F. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Code.

G. LINE OF CREDIT

Certain series of the Company (including the Funds), certain portfolios of Aetna Variable Portfolios, Inc., Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares and certain series of Aetna GET Fund, collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $200,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit have been made as of October 31, 2001.

H. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates.

3. INVESTMENT ADVISORY, SHAREHOLDER SERVICES AND DISTRIBUTION FEES

Each Fund pays Aeltus an investment advisory fee expressed as a percentage of each Fund's average daily net assets. As each Fund's net assets exceed predetermined thresholds, lower advisory fees apply. Below are the Funds' annual investment advisory fee ranges and the effective annual rates before waivers as of October 31, 2001:

                        FEE        EFFECTIVE
                       RANGE          RATE
                       -----       ---------
Growth              0.70%-0.550%     0.69%
International       0.85%-0.700%     0.85%
Small Company       0.85%-0.725%     0.85%
Value Opportunity   0.70%-0.550%     0.70%
Technology          1.05%-1.000%     1.05%

Aeltus entered into a subadvisory agreement with EAM, effective March 1, 2000. Subject to such policies as the Board or Aeltus may determine, EAM manages Technology's assets in accordance with Technology's investment objective, policies, and limitations. The subadvisory agreement provides that Aeltus will pay EAM a subadvisory fee at an annual rate of 0.50% of Technology's average daily net assets. For the period November 1, 2000 through October 31, 2001, Aeltus paid EAM $57,445.

CAPITAL APPRECIATION FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001
--------------------------------------------------------------------------------

The Company and Aeltus have entered into an Administrative Services Agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets.

Aeltus has entered into a Service Agreement with Aetna Life Insurance and Annuity Company (ALIAC) under which ALIAC will provide various administrative and shareholder services to certain Class I shareholders of the Funds that purchased their shares through ALIAC. In exchange for these services, Aeltus pays ALIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the period November 1, 2000 through October 31, 2001, Aeltus paid ALIAC $1,622,745.

The Company has adopted a Shareholder Services Plan for the Class B, Class C and Class O shares. Under the Shareholder Services Plan, ACI is paid a service fee at an annual rate of 0.25% of the average daily net assets of Class B, Class C and Class O shares. This fee is used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for the Class A, Class B and Class C shares. The Distribution Plan provides for payments to ACI at an annual rate of 0.25% of the average daily net assets of Class A shares of each Fund and 0.75% of the average daily net assets of Class B and Class C shares of each Fund. Amounts paid by the Funds are used to pay expenses incurred by ACI in promoting the sale of Class A, Class B and Class C shares. For the year ended October 31, 2001, ACI received net commissions of $5,647 for Growth, $46,591 for International, $11,578 for Small Company, $1,794 for Value Opportunity and $4,132 for Technology, from the sales of Class A shares and contingent sales charges from redemptions of Class C shares.

Presently, the Funds' class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and service fees incurred in connection with Class B, Class C and Class O shares.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 2001 to reimburse each Fund (except Growth) for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Fund's total return. Actual expenses for the period ended October 31, 2001 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2001 were:

                     COST OF PURCHASES        PROCEEDS FROM SALES
                     -----------------        -------------------
Growth                  $557,812,577              $546,502,488
International            246,616,924               249,166,440
Small Company            567,639,519               529,654,576
Value Opportunity         24,389,377                19,983,404
Technology                21,426,453                16,692,233

--------------------------------------------------------------------------------

6. CAPITAL LOSS CARRYFORWARDS

It is the policy of each of the Funds to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards. Such capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. As of October 31, 2001, the following capital loss carryforwards had been incurred:

                    TOTAL CAPITAL LOSS             YEAR OF EXPIRATION
                      CARRYFORWARD                 2008          2009
                   -------------------             ----          ----
Growth                 $100,576,422           $       --     $100,576,422
International            51,351,664                   --       51,351,664
Small Company            13,286,704                   --       13,286,704
Value Opportunity           385,177                   --          385,177
Technology               10,179,406            2,348,024        7,831,382



7. AUTHORIZED CAPITAL SHARES

The Company is authorized to issue a total of 16 billion shares. Of those 16 billion shares, all of the Funds, except International, have been allocated 100 million shares each of Class I, Class A, Class B, Class C and Class O; International has been allocated 200 million shares each of Class I, Class A, Class B, Class C and Class O. As of October 31, 2001, the following shares of the Funds were owned by ALIAC and its affiliates:

                    CLASS I    CLASS A
                    -------    -------
Growth             1,823,249    43,756
International        159,268   127,447
Small Company      3,426,299   128,221
Value Opportunity         --    21,839
Technology                --   132,536



8. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, (the Guide), which is effective for fiscal years beginning after December 15, 2000. The Guide requires changes for investment company financial statements. These changes had no material impact on the Funds' net asset values.

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS
GROWTH
-----------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS I             2001         2000         1999         1998          1997
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .  $  22.98     $  22.54     $  16.62      $  17.02      $ 14.36
                        --------     --------     --------      --------      -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income     (0.04)       (0.04)       (0.01)+        0.01+        0.01+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (8.39)        3.56         6.13          2.09         3.88
                        --------     --------     --------      --------      -------
   Total income from
    investment
    operations........     (8.43)        3.52         6.12          2.10         3.89
                        --------     --------     --------      --------      -------
LESS DISTRIBUTIONS:
 From net investment
 income...............        --           --           --            --        (0.03)
 From net realized
 gains on investments      (2.30)       (3.08)       (0.20)        (2.50)       (1.20)
 From in excess of net
 realized gains on
 investments..........     (0.30)          --           --            --           --
                        --------     --------     --------      --------      -------
   Total distributions     (2.60)       (3.08)       (0.20)        (2.50)       (1.23)
                        --------     --------     --------      --------      -------
Net asset value, end
 of period ...........  $  11.95     $  22.98     $  22.54      $  16.62      $ 17.02
                        ========     ========     ========      ========      =======

Total return .........    (40.54)%      16.65%       37.09%        14.78%       28.95%
Net assets, end of
 period (000's) ......  $141,232     $254,209     $206,238      $128,667      $82,186
Ratio of net
 investment expenses
 to average net assets      0.91%        0.87%        0.94%         1.00%        1.17%
Ratio of net
 investment income to
 average net assets ..     (0.28)%      (0.09)%      (0.04)%        0.07%        0.08%
Portfolio turnover
 rate.................    199.29%      182.66%      142.28%       170.46%      141.07%



+ Per share data calculated using weighted average number of shares outstanding throughout the period.

52 See Notes to Financial Statements.

GROWTH
---------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS A             2001         2000         1999         1998          1997
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $ 22.50     $  22.15      $ 16.37      $ 16.76       $ 14.17
                         -------     --------      -------      -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income     (0.07)       (0.03)       (0.06)+      (0.04)+       (0.11)+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (8.21)        3.42         6.04         2.05          3.84
                         -------     --------      -------      -------       -------
   Total income from
    investment
    operations........     (8.28)        3.39         5.98         2.01          3.73
                         -------     --------      -------      -------       -------
LESS DISTRIBUTIONS:
 From net realized
 gains on investments      (2.26)       (3.04)       (0.20)       (2.40)        (1.14)
 From in excess of net
 realized gains on
 investments..........     (0.30)          --           --           --            --
                         -------     --------      -------      -------       -------
   Total distributions     (2.56)       (3.04)       (0.20)       (2.40)        (1.14)
                         -------     --------      -------      -------       -------
Net asset value, end
 of period ...........   $ 11.66     $  22.50      $ 22.15      $ 16.37       $ 16.76
                         =======     ========      =======      =======       =======

Total return .........    (40.71)%      16.34%       36.78%       14.34%        28.05%
Net assets, end of
 period (000's) ......   $85,409     $122,415      $57,329      $12,877       $ 8,647
Ratio of net
 investment expenses
 to average net assets      1.16%        1.12%        1.19%        1.32%         1.92%
Ratio of net
 investment income to
 average
 net assets ..........     (0.53)       (0.34)%      (0.29)%      (0.25)%       (0.67)%
Portfolio turnover
 rate.................    199.29%      182.66%      142.28%      170.46%       141.07%



+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                           See Notes to Financial Statements. 53

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
GROWTH
---------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
           CLASS B                 2001         2000       TO OCTOBER 31, 1999
------------------------------  -----------  -----------   -------------------

Net asset value, beginning of
 period.......................   $ 22.71      $ 22.40         $ 19.84
                                 -------      -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......     (0.20)       (0.03)          (0.15)+
 Net realized and change in
 unrealized gain or loss on
 investments..................     (8.29)        3.30            2.71
                                 -------      -------         -------
   Total income from
    investment operations ....     (8.49)        3.27            2.56
                                 -------      -------         -------
LESS DISTRIBUTIONS:
 From net realized gains on
 investments..................     (2.15)       (2.96)             --
 From in excess of net
 realized gains on investments     (0.28)          --              --
                                 -------      -------         -------
   Total distributions .......     (2.43)       (2.96)             --
                                 -------      -------         -------
Net asset value, end of period   $ 11.79      $ 22.71         $ 22.40
                                 =======      =======         =======

Total return .................    (41.11)%      15.46%          12.90%
Net assets, end of period
 (000's)......................   $ 3,213      $ 5,710         $ 1,920
Ratio of net investment
 expenses to average net
 assets.......................      1.91%        1.87%           1.94%(1)
Ratio of net investment income
 to average net assets .......     (1.28)%      (1.09)%         (1.04)%(1)
Portfolio turnover rate ......    199.29%      182.66%         142.28%




+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

54 See Notes to Financial Statements.

GROWTH
---------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                    PERIOD FROM
                                                                   JUNE 30, 1998
                        YEAR ENDED   YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
       CLASS C             2001         2000         1999       TO OCTOBER 31, 1998
----------------------  -----------  -----------  -----------   -------------------

Net asset value,
 beginning of period .   $ 22.55      $ 22.25      $ 16.56         $ 17.86
                         -------      -------      -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income     (0.20)       (0.03)       (0.22)+         (0.05)+
 Net realized and
 change in unrealized
 gain or loss
 on investments ......     (8.23)        3.27         6.11           (1.25)
                         -------      -------      -------         -------
   Total income from
    investment
    operations........     (8.43)        3.24         5.89           (1.30)
                         -------      -------      -------         -------
LESS DISTRIBUTIONS:
 From net realized
 gains on investments      (2.15)       (2.94)       (0.20)             --
 From in excess of net
 realized gains on
 investments..........     (0.29)          --           --              --
                         -------      -------      -------         -------
   Total distributions     (2.44)       (2.94)       (0.20)             --
                         -------      -------      -------         -------
Net asset value, end
 of period ...........   $ 11.68      $ 22.55      $ 22.25         $ 16.56
                         =======      =======      =======         =======

Total return .........    (41.14)%      15.47%       35.80%          (7.28)%
Net assets, end of
 period (000's) ......   $ 2,268      $ 3,857      $ 1,446         $   356
Ratio of net
 investment expenses
 to average net assets      1.91%        1.87%        1.94%           1.99%(1)
Ratio of net
 investment income to
 average net assets ..     (1.28)%      (1.09)%      (1.04)%         (0.92)%(1)
Portfolio turnover
 rate.................    199.29%      182.66%      142.28%         170.46%



+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

                                           See Notes to Financial Statements. 55

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
INTERNATIONAL
-------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS I             2001         2000         1999         1998          1997
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $ 13.57      $ 13.78      $ 11.87      $ 13.65       $ 11.79
                         -------      -------      -------      -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income     (0.01)       (0.09)        0.01+        0.02+         0.02+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (4.17)        1.47         3.09         1.06          2.89
                         -------      -------      -------      -------       -------
   Total income from
    investment
    operations........     (4.18)        1.38         3.10         1.08          2.91
                         -------      -------      -------      -------       -------
LESS DISTRIBUTIONS:
 From net investment
 income...............        --           --        (0.59)       (0.40)        (0.16)
 From net realized
 gains on investments      (1.52)       (1.59)       (0.60)       (2.46)        (0.89)
 From in excess of net
 realized gains on
 investments..........     (0.55)          --           --           --            --
                         -------      -------      -------      -------       -------
   Total distributions     (2.07)       (1.59)       (1.19)       (2.86)        (1.05)
                         -------      -------      -------      -------       -------
Net asset value, end
 of period ...........   $  7.32      $ 13.57      $ 13.78      $ 11.87       $ 13.65
                         =======      =======      =======      =======       =======

Total return .........    (35.47)%       9.16%       28.10%       10.22%        26.02%
Net assets, end of
 period (000's) ......   $27,777      $46,655      $42,605      $34,556       $56,369
Ratio of net
 investment expenses
 to average net assets      1.35%        1.24%        1.35%        1.48%         1.72%
Ratio of net
 investment income to
 average net assets ..     (0.14)%      (0.30)%       0.09%        0.15%         0.18%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........        --         1.24%        1.53%        1.67%           --
Portfolio turnover
 rate.................    221.92%      181.87%      175.71%      152.73%       194.41%



+ Per share data calculated using weighted average number of shares outstanding throughout the period.

56 See Notes to Financial Statements.

INTERNATIONAL
-------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS A             2001         2000         1999         1998          1997
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $ 13.50      $ 13.74      $ 11.83      $ 13.57       $ 11.77
                         -------      -------      -------      -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income     (0.04)       (0.06)       (0.02)+      (0.02)+       (0.07)+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (4.15)        1.39         3.08         1.05          2.88
                         -------      -------      -------      -------       -------
   Total income from
    investment
    operations........     (4.19)        1.33         3.06         1.03          2.81
                         -------      -------      -------      -------       -------
LESS DISTRIBUTIONS:
 From net investment
 income...............        --           --        (0.55)       (0.31)        (0.12)
 From net realized
 gains on investments      (1.50)       (1.57)       (0.60)       (2.46)        (0.89)
 From in excess of net
 realized gains on
 investments..........     (0.54)          --           --           --            --
                         -------      -------      -------      -------       -------
   Total distributions     (2.04)       (1.57)       (1.15)       (2.77)        (1.01)
                         -------      -------      -------      -------       -------
Net asset value, end
 of period ...........   $  7.27      $ 13.50      $ 13.74      $ 11.83       $ 13.57
                         =======      =======      =======      =======       =======

Total return .........    (35.60)%       8.80%       27.76%        9.76%        25.07%
Net assets, end of
 period (000's) ......   $52,392      $83,245      $35,098      $15,078       $19,063
Ratio of net
 investment expenses
 to average net assets      1.60%        1.49%        1.60%        1.82%         2.47%
Ratio of net
 investment income to
 average net assets ..     (0.39)%      (0.55)%      (0.16)%      (0.19)%       (0.57)%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........        --         1.49%        1.78%        2.01%           --
Portfolio turnover
 rate.................    221.92%      181.87%      175.71%      152.73%       194.41%



+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                           See Notes to Financial Statements. 57

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
INTERNATIONAL
-------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
           CLASS B                 2001         2000       TO OCTOBER 31, 1999
------------------------------  -----------  -----------   -------------------

Net asset value, beginning of
 period.......................   $ 13.42      $ 13.69         $ 11.70
                                 -------      -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......     (0.10)       (0.05)          (0.08)+
 Net realized and change in
 unrealized gain or loss on
 investments..................     (4.13)        1.29            2.07
                                 -------      -------         -------
   Total income from
    investment operations ....     (4.23)        1.24            1.99
                                 -------      -------         -------
LESS DISTRIBUTIONS:
 From net realized gains on
 investments..................     (1.45)       (1.51)             --
 From in excess of net
 realized gains on investments     (0.52)          --              --
                                 -------      -------         -------
   Total distributions .......     (1.97)       (1.51)             --
                                 -------      -------         -------
Net asset value, end of period   $  7.22      $ 13.42         $ 13.69
                                 =======      =======         =======

Total return .................    (36.10)%       8.15%          17.01%
Net assets, end of period
 (000's)......................   $ 1,069      $ 1,617         $   225
Ratio of net investment
 expenses to average net
 assets.......................      2.35%        2.24%           2.35%(1)
Ratio of net investment income
 to average net assets .......     (1.14)%      (1.30)%         (0.91)%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ..........        --         2.24%           2.53%(1)
Portfolio turnover rate ......    221.92%      181.87%         175.71%




+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

58 See Notes to Financial Statements.

INTERNATIONAL
-------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                    PERIOD FROM
                                                                   JUNE 30, 1998
                        YEAR ENDED   YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
       CLASS C             2001         2000         1999       TO OCTOBER 31, 1998
----------------------  -----------  -----------  -----------   -------------------

Net asset value,
 beginning of period .   $ 13.39      $ 13.68      $ 11.85         $ 13.29
                         -------      -------      -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income     (0.17)       (0.05)       (0.12)+         (0.03)+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (4.06)        1.27         3.10           (1.41)
                         -------      -------      -------         -------
   Total income from
    investment
    operations........     (4.23)        1.22         2.98           (1.44)
                         -------      -------      -------         -------
LESS DISTRIBUTIONS:
 From net investment
 income...............        --           --        (0.55)             --
 From net realized
 gains on investments      (1.45)       (1.51)       (0.60)             --
 From in excess of net
 realized gains on
 investments..........     (0.52)          --           --              --
                         -------      -------      -------         -------
   Total distributions     (1.97)       (1.51)       (1.15)             --
                         -------      -------      -------         -------
Net asset value, end
 of period ...........   $  7.19      $ 13.39      $ 13.68         $ 11.85
                         =======      =======      =======         =======

Total return .........    (36.08)%       7.91%       27.01%         (10.84)%
Net assets, end of
 period (000's) ......   $ 2,557      $ 8,187      $ 1,359         $   156
Ratio of net
 investment expenses
 to average net assets      2.35%        2.24%        2.35%           2.36%(1)
Ratio of net
 investment income to
 average net assets ..     (1.14)%      (1.30)%      (0.91)%         (0.73)%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........        --         2.24%        2.53%           2.55%(1)
Portfolio turnover
 rate.................    221.92%      181.87%      175.71%         152.73%



+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

                                           See Notes to Financial Statements. 59

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
INTERNATIONAL
-------------------------------------------------------------------------
Selected data for a fund share outstanding throughout the period:


                                                              PERIOD FROM
                                                             AUGUST 1, 2001
                                                            (DATE OF INITIAL
                                                            PUBLIC OFFERING)
                        CLASS O                           TO OCTOBER 31, 2001
-------------------------------------------------------   -------------------

Net asset value, beginning of period ..................       $  8.41
                                                              -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................................         (0.01)
 Net realized and change in unrealized gain or loss on
 investments...........................................         (1.12)
                                                              -------
   Total income from investment operations ............         (1.13)
                                                              -------
Net asset value, end of period ........................       $  7.28
                                                              =======

Total return ..........................................        (13.44)%
Net assets, end of period (000's) .....................       $    18
Ratio of net investment expenses to average net assets           1.60%(1)
Ratio of net investment income to average net assets ..         (0.39)%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ...................................            --
Portfolio turnover rate ...............................        221.92%



(1) Annualized.

60 See Notes to Financial Statements.

SMALL COMPANY
-------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS I             2001         2000         1999         1998          1997
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .  $  15.26      $  12.46     $ 10.43      $ 15.55       $ 14.67
                        --------      --------     -------      -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.07          0.06        0.05+        0.09+        (0.06)+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (1.34)         3.72        2.08        (0.90)         4.45
                        --------      --------     -------      -------       -------
   Total income from
    investment
    operations........     (1.27)         3.78        2.13        (0.81)         4.39
                        --------      --------     -------      -------       -------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.08)        (0.04)      (0.04)          --            --
 From net realized
 gains on investments      (0.71)        (0.94)      (0.06)       (4.31)        (3.51)
 From in excess of net
 realized gains on
 investments..........     (0.03)           --          --           --            --
                        --------      --------     -------      -------       -------
   Total distributions     (0.82)        (0.98)      (0.10)       (4.31)        (3.51)
                        --------      --------     -------      -------       -------
Net asset value, end
 of period ...........  $  13.17      $  15.26     $ 12.46      $ 10.43       $ 15.55
                        ========      ========     =======      =======       =======

Total return .........     (8.41)%       31.79%      20.54%       (7.47)%       37.80%
Net assets, end of
 period (000's) ......  $183,569      $188,306     $51,423      $29,543       $22,661
Ratio of net
 investment expenses
 to average net assets      1.09%         1.10%       1.23%        1.32%         1.58%
Ratio of net
 investment income to
 average net assets ..      0.50%         0.46%       0.43%        0.46%        (0.42)%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........        --            --        1.25%        1.43%           --
Portfolio turnover
 rate.................    256.66%       333.36%     231.94%      211.87%       150.43%



+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                           See Notes to Financial Statements. 61

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
SMALL COMPANY
-------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS A             2001         2000         1999         1998          1997
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $ 14.80      $ 12.11      $ 10.15      $ 15.20       $ 14.42
                         -------      -------      -------      -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.03         0.02         0.02+        0.01+        (0.16)+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (1.30)        3.62         2.02        (0.84)         4.36
                         -------      -------      -------      -------       -------
   Total income from
    investment
    operations........     (1.27)        3.64         2.04        (0.83)         4.20
                         -------      -------      -------      -------       -------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.05)       (0.01)       (0.02)          --            --
 From net realized
 gains on investments      (0.71)       (0.94)       (0.06)       (4.22)        (3.42)
 From in excess of net
 realized gains on
 investments..........     (0.03)          --           --           --            --
                         -------      -------      -------      -------       -------
   Total distributions     (0.79)       (0.95)       (0.08)       (4.22)        (3.42)
                         -------      -------      -------      -------       -------
Net asset value, end
 of period ...........   $ 12.74      $ 14.80      $ 12.11      $ 10.15       $ 15.20
                         =======      =======      =======      =======       =======

Total return .........     (8.66)%      31.55%       20.16%       (7.77)%       36.73%
Net assets, end of
 period (000's) ......   $69,074      $61,682      $16,269      $ 9,089       $ 7,077
Ratio of net
 investment expenses
 to average net assets      1.34%        1.35%        1.48%        1.63%         2.33%
Ratio of net
 investment income to
 average net assets ..      0.25%        0.21%        0.18%        0.15%        (1.17)%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........        --           --         1.50%        1.74%           --
Portfolio turnover
 rate.................    256.66%      333.36%      231.94%      211.87%       150.43%



+ Per share data calculated using weighted average number of shares outstanding throughout the period.

62 See Notes to Financial Statements.

SMALL COMPANY
-------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
           CLASS B                 2001         2000       TO OCTOBER 31, 1999
------------------------------  -----------  -----------   -------------------

Net asset value, beginning of
 period.......................   $ 15.12      $ 12.37         $ 10.69
                                 -------      -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......     (0.07)        0.01           (0.05)+
 Net realized and change in
 unrealized gain or loss on
 investments..................     (1.33)        3.61            1.73
                                 -------      -------         -------
   Total income from
    investment operations ....     (1.40)        3.62            1.68
                                 -------      -------         -------
LESS DISTRIBUTIONS:
 From net realized gains on
 investments..................     (0.69)       (0.87)             --
 From in excess of net
 realized gains on investments     (0.03)          --              --
                                 -------      -------         -------
   Total distributions .......     (0.72)       (0.87)             --
                                 -------      -------         -------
Net asset value, end of period   $ 13.00      $ 15.12         $ 12.37
                                 =======      =======         =======

Total return .................     (9.37)%      30.51%          15.72%
Net assets, end of period
 (000's)......................   $ 1,173      $ 1,246         $   129
Ratio of net investment
 expenses to average net
 assets.......................      2.09%        2.10%           2.23%(1)
Ratio of net investment income
 to average net assets .......     (0.50)%      (0.54)%         (0.57)%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ..........        --           --            2.25%(1)
Portfolio turnover rate ......    256.66%      333.36%         231.94%




+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

                                           See Notes to Financial Statements. 63

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
SMALL COMPANY
-------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                    PERIOD FROM
                                                                   JUNE 30, 1998
                        YEAR ENDED   YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
       CLASS C             2001         2000         1999       TO OCTOBER 31, 1998
----------------------  -----------  -----------  -----------   -------------------

Net asset value,
 beginning of period .   $ 15.04      $ 12.32      $ 10.39         $ 12.11
                         -------      -------      -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income     (0.08)        0.02        (0.07)+         (0.02)+
 Net realized and
 change in unrealized
 gain or loss
 on investments ......     (1.32)        3.59         2.07           (1.70)
                         -------      -------      -------         -------
   Total income from
    investment
    operations........     (1.40)        3.61         2.00           (1.72)
                         -------      -------      -------         -------
LESS DISTRIBUTIONS:
 From net investment
 income...............        --           --        (0.01)             --
 From net realized
 gains on investments      (0.66)       (0.89)       (0.06)             --
 From in excess of net
 realized gains on
 investments..........     (0.03)          --           --              --
                         -------      -------      -------         -------
   Total distributions     (0.69)       (0.89)       (0.07)             --
                         -------      -------      -------         -------
Net asset value, end
 of period ...........   $ 12.95      $ 15.04      $ 12.32         $ 10.39
                         =======      =======      =======         =======

Total return .........     (9.39)%      30.54%       19.33%         (14.21)%
Net assets, end of
 period (000's) ......   $ 4,040      $ 6,736      $ 1,893         $ 1,118
Ratio of net
 investment expenses
 to average net assets      2.09%        2.10%        2.23%           2.30%(1)
Ratio of net
 investment income to
 average net assets ..     (0.50)%      (0.54)%      (0.57)%         (0.52)%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........        --           --         2.25%           2.41%(1)
Portfolio turnover
 rate.................    256.66%      333.36%      231.94%         211.87%



+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

64 See Notes to Financial Statements.

VALUE OPPORTUNITY
-------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                    PERIOD FROM
                                                                 FEBRUARY 2, 1998
                        YEAR ENDED   YEAR ENDED   YEAR ENDED     (COMMENCEMENT OF
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,       OPERATIONS)
       CLASS I             2001         2000         1999       TO OCTOBER 31, 1998
----------------------  -----------  -----------  -----------   -------------------

Net asset value,
 beginning of period .   $ 14.55      $ 13.24      $  9.99          $ 10.00
                         -------      -------      -------          -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income     (0.05)       (0.01)        0.03+            0.03+
 Net realized and
 change in unrealized
 gain or loss
 on investments ......     (2.16)        2.21         3.25            (0.04)
                         -------      -------      -------          -------
   Total income from
    investment
    operations........     (2.21)        2.20         3.28            (0.01)
                         -------      -------      -------          -------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.02)       (0.04)       (0.03)              --
 From net realized
 gains on investments      (2.02)       (0.85)          --               --
 From in excess of net
 realized gains on
 investments..........     (0.02)          --           --               --
                         -------      -------      -------          -------
   Total distributions     (2.06)       (0.89)       (0.03)              --
                         -------      -------      -------          -------
Net asset value, end
 of period ...........   $ 10.28      $ 14.55      $ 13.24          $  9.99
                         =======      =======      =======          =======

Total return .........    (17.02)%      17.52%       32.88%           (0.10)%
Net assets, end of
 period (000's) ......   $   320      $ 3,550      $ 5,455          $ 4,625
Ratio of net
 investment expenses
 to average net assets      1.10%        1.10%        1.10%            1.10%(1)
Ratio of net
 investment income to
 average net assets ..      0.15%        0.08%        0.23%            0.37%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      1.74%        1.62%        2.52%            3.41%(1)
Portfolio turnover
 rate.................    172.48%      161.57%      124.83%          132.45%



+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

                                          See Notes to Financial Statements.  65

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
VALUE OPPORTUNITY
-------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                    PERIOD FROM
                                                                 FEBRUARY 2, 1998
                        YEAR ENDED   YEAR ENDED   YEAR ENDED     (COMMENCEMENT OF
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,       OPERATIONS)
       CLASS A             2001         2000         1999       TO OCTOBER 31, 1998
----------------------  -----------  -----------  -----------   -------------------

Net asset value,
 beginning of period .   $ 14.50      $ 13.20      $  9.97          $ 10.00
                         -------      -------      -------          -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income     (0.01)       (0.02)         --+             0.01+
 Net realized and
 change in unrealized
 gain or loss
 on investments ......     (2.22)        2.18         3.25            (0.04)
                         -------      -------      -------          -------
   Total income from
    investment
    operations........     (2.23)        2.16         3.25            (0.03)
                         -------      -------      -------          -------
LESS DISTRIBUTIONS:
 From net investment
 income...............        --        (0.01)       (0.02)              --
 From net realized
 gains on investments      (2.02)       (0.85)          --               --
 From in excess of net
 realized gains on
 investments..........     (0.02)          --           --               --
                         -------      -------      -------          -------
   Total distributions     (2.04)       (0.86)       (0.02)              --
                         -------      -------      -------          -------
Net asset value, end
 of period ...........   $ 10.23      $ 14.50      $ 13.20          $  9.97
                         =======      =======      =======          =======

Total return .........    (17.26)%      17.24%       32.57%           (0.30)%
Net assets, end of
 period (000's) ......   $12,294      $ 7,074      $ 1,139          $   464
Ratio of net                1.35%
 investment expenses
 to average net assets                   1.35%        1.35%            1.35%(1)
Ratio of net
 investment income to
 average net assets ..     (0.10)%      (0.17)%      (0.02)%           0.12%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      1.99%        1.87%        2.77%            3.66%(1)
Portfolio turnover
 rate.................    172.48%      161.57%      124.83%          132.45%



+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

66 See Notes to Financial Statements.

VALUE OPPORTUNITY
-------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
           CLASS B                 2001         2000       TO OCTOBER 31, 1999
------------------------------  -----------  -----------   -------------------

Net asset value, beginning of
 period.......................   $ 14.38      $ 13.14         $ 11.28
                                 -------      -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......     (0.07)       (0.04)          (0.06)+
 Net realized and change in
 unrealized gain or loss on
 investments..................     (2.23)        2.08            1.92
                                 -------      -------         -------
   Total income from
    investment operations ....     (2.30)        2.04            1.86
                                 -------      -------         -------
LESS DISTRIBUTIONS:
 From net realized gains on
 investments..................     (1.90)       (0.80)             --
 From in excess of net
 realized gains on investments     (0.02)          --              --
                                 -------      -------         -------
   Total distributions .......     (1.92)       (0.80)             --
                                 -------      -------         -------
Net asset value, end of period   $ 10.16      $ 14.38         $ 13.14
                                 =======      =======         =======

Total return .................    (17.81)%      16.31%          16.49%
Net assets, end of period
 (000's)......................   $   350      $   149         $   188
Ratio of net investment
 expenses to average net
 assets.......................      2.10%        2.10%           2.10%(1)
Ratio of net investment income
 to average net assets .......     (0.85)%      (0.92)%         (0.77)%(1)
Ratio of net expense before
 reimbursement and waiver to
 average net assets ..........      2.74%        2.62%           3.52%(1)
Portfolio turnover rate ......    172.48%      161.57%         124.83%




+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

                                           See Notes to Financial Statements. 67

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
VALUE OPPORTUNITY
-------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                    PERIOD FROM
                                                                   JUNE 30, 1998
                        YEAR ENDED   YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
       CLASS C             2001         2000         1999       TO OCTOBER 31, 1998
----------------------  -----------  -----------  -----------   -------------------

Net asset value,
 beginning of period .   $ 14.34      $ 13.09      $  9.95         $ 11.04
                         -------      -------      -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income     (0.09)       (0.03)       (0.09)+         (0.02)+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (2.20)        2.08         3.23           (1.07)
                         -------      -------      -------         -------
   Total income from
    investment
    operations........     (2.29)        2.05         3.14           (1.09)
                         -------      -------      -------         -------
LESS DISTRIBUTIONS:
 From net realized
 gains on investments      (1.92)       (0.80)          --              --
 From in excess of net
 realized gains on
 investments..........     (0.02)          --           --              --
                         -------      -------      -------         -------
   Total distributions     (1.94)       (0.80)          --              --
                         -------      -------      -------         -------
Net asset value, end
 of period ...........   $ 10.11      $ 14.34      $ 13.09         $  9.95
                         =======      =======      =======         =======

Total return .........    (17.84)%      16.39%       31.56%          (9.88)%
Net assets, end of
 period (000's) ......   $   388      $   464      $   315         $    95
Ratio of net
 investment expenses
 to average net assets      2.10%        2.10%        2.10%           2.10%(1)
Ratio of net
 investment income to
 average net assets ..     (0.85)%      (0.92)%      (0.77)%         (0.63)%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      2.74%        2.62%        3.52%           4.41%(1)
Portfolio turnover
 rate.................    172.48%      161.57%      124.83%         132.45%



+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

68 See Notes to Financial Statements.

TECHNOLOGY
-------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                               PERIOD FROM
                                                              MARCH 1, 2000
                                             YEAR ENDED     (COMMENCEMENT OF
                                             OCTOBER 31,       OPERATIONS)
                  CLASS I                       2001       TO OCTOBER 31, 2000
-------------------------------------------  -----------   -------------------

Net asset value, beginning of period ......   $  8.58         $ 10.00
                                              -------         -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................     (0.06)          (0.14)
 Net realized and change in unrealized gain
 or loss on investments ...................     (4.62)          (1.28)
                                              -------         -------
   Total income from investment operations      (4.68)          (1.42)
                                              -------         -------
Net asset value, end of period ............   $  3.90         $  8.58
                                              =======         =======

Total return ..............................    (54.55)%        (14.20)%
Net assets, end of period (000's) .........   $   839         $ 1,569
Ratio of net investment expenses to average
 net assets ...............................      1.50%           1.50%(1)
Ratio of net investment income to average
 net assets ...............................     (1.11)%         (1.09)%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets .............      2.36%           2.48%(1)
Portfolio turnover rate ...................    175.07%         124.43%


(1) Annualized.

                                           See Notes to Financial Statements. 69

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
TECHNOLOGY
-------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                              PERIOD FROM
                                                             MARCH 1, 2000
                                            YEAR ENDED      (COMMENCEMENT OF
                                           OCTOBER 31,        OPERATIONS)
                 CLASS A                       2001       TO OCTOBER 31, 2000
-----------------------------------------  ------------   -------------------

Net asset value, beginning of period ....   $  8.56           $ 10.00
                                            -------           -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................     (0.05)            (0.06)
 Net realized and change in unrealized
 gain or loss on investments ............     (4.63)            (1.38)
                                            -------           -------
   Total income from investment
    operations...........................     (4.68)            (1.44)
                                            -------           -------
Net asset value, end of period ..........   $  3.88           $  8.56
                                            =======           =======

Total return ............................    (54.67)%          (14.40)%
Net assets, end of period (000's) .......   $ 7,425           $ 7,569
Ratio of net investment expenses to
 average net assets .....................      1.75%             1.75%(1)
Ratio of net investment income to average
 net assets .............................     (1.36)%           (1.34)%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets .......      2.61%             2.73%(1)
Portfolio turnover rate .................    175.07%           124.43%


(1) Annualized.

70 See Notes to Financial Statements.

TECHNOLOGY
-------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                              PERIOD FROM
                                                             MARCH 1, 2000
                                            YEAR ENDED      (COMMENCEMENT OF
                                            OCTOBER 31,       OPERATIONS)
                 CLASS B                       2001       TO OCTOBER 31, 2000
------------------------------------------  -----------   -------------------

Net asset value, beginning of period .....   $  8.52          $ 10.00
                                             -------          -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................     (0.11)           (0.08)
 Net realized and change in unrealized
 gain or loss on investments .............     (4.57)           (1.40)
                                             -------          -------
   Total income from investment operations     (4.68)           (1.48)
                                             -------          -------
Net asset value, end of period ...........   $  3.84          $  8.52
                                             =======          =======

Total return .............................    (54.93)%         (14.80)%
Net assets, end of period (000's) ........   $ 1,224          $ 2,329
Ratio of net investment expenses to
 average net assets ......................      2.50%            2.50%(1)
Ratio of net investment income to average
 net assets ..............................     (2.11)%          (2.09)%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets ............      3.36%            3.48%(1)
Portfolio turnover rate ..................    175.07%          124.43%



(1) Annualized.

                                           See Notes to Financial Statements. 71

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
TECHNOLOGY
-------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                              PERIOD FROM
                                                             MARCH 1, 2000
                                            YEAR ENDED      (COMMENCEMENT OF
                                           OCTOBER 31,        OPERATIONS)
                 CLASS C                       2001       TO OCTOBER 31, 2000
-----------------------------------------  -----------    -------------------

Net asset value, beginning of period ....   $  8.52           $ 10.00
                                            -------           -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................     (0.17)            (0.07)
 Net realized and change in unrealized
 gain or loss on investments ............     (4.51)            (1.41)
                                            -------           -------
   Total income from investment
    operations...........................     (4.68)            (1.48)
                                            -------           -------
Net asset value, end of period ..........   $  3.84           $  8.52
                                            =======           =======

Total return ............................    (54.93)%          (14.80)%
Net assets, end of period (000's) .......   $   760           $ 3,307
Ratio of net investment expenses to
 average net assets .....................      2.50%             2.50%(1)
Ratio of net investment income to average
 net assets .............................     (2.11)%           (2.09)%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets .......      3.36%             3.48%(1)
Portfolio turnover rate .................    175.07%           124.43%



(1) Annualized.

72 See Notes to Financial Statements.

TECHNOLOGY
-------------------------------------------------------------------------
Selected data for a fund share outstanding throughout the period:


                                                              PERIOD FROM
                                                             AUGUST 6, 2001
                                                            (DATE OF INITIAL
                                                            PUBLIC OFFERING)
                        CLASS O                           TO OCTOBER 31, 2001
-------------------------------------------------------   -------------------

Net asset value, beginning of period ..................       $  4.93
                                                              -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................................         (0.02)
 Net realized and change in unrealized gain or loss on
 investments...........................................         (1.01)
                                                              -------
   Total income from investment operations ............         (1.03)
                                                              -------
Net asset value, end of period ........................       $  3.90
                                                              =======

Total return ..........................................        (20.89)%
Net assets, end of period (000's) .....................       $    30
Ratio of net investment expenses to average net assets           1.75%(1)
Ratio of net investment income to average net assets ..         (1.36)%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ...................................          2.61%(1)
Portfolio turnover rate ...............................        175.07%



(1) Annualized.

                                           See Notes to Financial Statements. 73

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders
Aetna Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Growth Fund, Aetna International Fund, Aetna Small Company Fund, Aetna Value Opportunity Fund and Aetna Technology Fund, each a series of Aetna Series Fund, Inc. (collectively the Capital Appreciation Funds), including the portfolios of investments as of October 31, 2001, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Capital Appreciation Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodians. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Appreciation Funds as of October 31, 2001, the results of their operations for the year then ended, changes in their net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                       /s/ KPMG LLP


Hartford, Connecticut
December 7, 2001

CAPITAL APPRECIATION FUNDS
ADDITIONAL INFORMATION
OCTOBER 31, 2001 (UNAUDITED)
-----------------------------------------------------------------------------
1. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING FISCAL YEAR

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:


                          Growth               8.43%
                          Small Company        9.68%
                          Value Opportunity    9.37%

In accordance with federal tax authorities, the Funds paid the following amounts of dividends which qualify to be taxed at long-term capital gain rates:

                                      AGGREGATE            PER SHARE
                                      ---------            ---------
          Growth                     $30,793,002             $1.8430
          International               10,718,370              1.0823
          Small Company                  559,379              0.0329
          Value Opportunity              893,096              1.1346


International intends to elect to pass through the credit for taxes paid in foreign countries for the year ended October 31, 2001. In accordance with current tax laws, the foreign income and foreign tax per share (for a share outstanding on October 31, 2001) are as follows:

                                  FOREIGN INCOME   FOREIGN TAX
                  COUNTRY           PER SHARE       PER SHARE
                  -------         --------------   -----------
                  Australia          $0.0081         $    --
                  Brazil              0.0086          0.0004
                  Canada              0.0055          0.0008
                  Denmark             0.0087          0.0013
                  Finland             0.0052          0.0008
                  France              0.0256          0.0038
                  Germany             0.0185          0.0027
                  Ireland             0.0099              --
                  Italy               0.0187          0.0048
                  Japan               0.0387          0.0063
                  Mexico              0.0165          0.0013
                  Netherlands         0.0201          0.0031
                  Norway              0.0240          0.0036
                  Spain               0.0088          0.0013
                  Sweden              0.0059          0.0009
                  Switzerland         0.0126          0.0019
                  United Kingdom      0.0604          0.0060

[LOGO] Aeltus

Aetna Mutual Funds are distributed
by Aeltus Capital, Inc.
                                             -----------------------------------
                                             CAPITAL APPRECIATION
                                             Aetna Growth Fund
                                             Aetna International Fund
                                             Aetna Small Company Fund
                                             Aetna Value Opportunity Fund
                                             Aetna Technology Fund

                                             -----------------------------------
                                             GROWTH & INCOME
                                             Aetna Balanced Fund
                                             Aetna Growth and Income Fund

                                             -----------------------------------
                                             INCOME
                                             Aetna Bond Fund
                                             Aetna Government Fund
                                             Aetna Money Market Fund

                                             -----------------------------------
                                             INDEX PLUS
                                             Aetna Index Plus Large Cap Fund
                                             Aetna Index Plus Mid Cap Fund
                                             Aetna Index Plus Small Cap Fund

                                             -----------------------------------
                                             GENERATION FUNDS
                                             Aetna Ascent Fund
                                             Aetna Crossroads Fund
                                             Aetna Legacy Fund

                                             -----------------------------------
                                             PRINCIPAL PROTECTION FUNDS
                                             Aetna Principal Protection Fund I
                                             Aetna Principal Protection Fund II
                                             Aetna Principal Protection Fund III
                                             Aetna Principal Protection Fund IV
                                             Aetna Index Plus Protection Fund

                                             -----------------------------------
                                             BROKERAGE CASH RESERVES



                                             -----------------------------------

A prospectus containing more complete information, including charges and expenses, can be obtained from your financial advisor or by calling 1-800-238-6263. Please read the prospectus carefully before investing.

Aetna Mutual Funds
10 State House Square
Hartford, CT 06103-3602